As filed with the Securities and Exchange Commission on August 23, 2022

Securities Act File No. 333-263826
1940 Act File No. 811-23787

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________

FORM N-2

__________________________________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No. 1        ☑
Post-Effective Amendment No. ____ ☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑

Amendment No. 1 ☑

__________________________________________

CONSTITUTION CAPITAL PRIVATE MARKETS FUND, LLC

(Exact Name of Registrant as Specified in Charter)

__________________________________________

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of Principal Executive Offices)

414-299-2270
(Registrant’s Telephone Number)

Terry Gallagher
235 West Galena Street
Milwaukee, WI 53212
(Name and Address of Agent for Service)

__________________________________________

Copy to:
Joshua B. Deringer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

__________________________________________

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE DATE ON WHICH THIS REGISTRATION STATEMENT
BECOMES EFFECTIVE

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☑

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:           .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:           .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:           .

Check each box that appropriately characterizes the Registrant:

☑	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☑	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Memorandum is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion dated August 23, 2022

Prospectus

Constitution Capital Private Markets Fund, LLC
LIMITED LIABILITY COMPANY SHARES

Constitution Capital Private Markets Fund, LLC (the “Fund”) is a newly organized Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. Constitution Capital PM, LP serves as the investment adviser (“Adviser”) of the Fund. The Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to operate and be treated as a corporation for U.S. federal income tax purposes.

The Fund’s investment objective is to generate long-term capital appreciation. The Fund seeks its investment objective by investing in a broad portfolio of high-quality investments in private assets (collectively, “Private Assets”) that the Adviser believes provide attractive risk-adjusted return potential. The Fund’s investments will include (i) direct investments (i.e. positions in the equity or debt of operating companies) (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”); (ii) secondary purchases (i.e. purchases of existing interests that are acquired on the secondary market) (“Secondary Investments”) of closed-end private funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”); (iii) primary investments (i.e. commitments to new private equity or other private funds) (“Primary Investments”); (iv) direct or secondary purchases of liquid credit instruments; (v) other liquid investments (i.e. strategies with a higher liquidity profile than direct investments or investments in funds, including listed private equity); and (vi) short-term investments (together, “Short-term Investments”). Under normal circumstances, the Fund intends to invest which for this purpose includes unfunded capital commitments) at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Assets. For purposes of this policy, Private Assets include Direct Investments, Secondary Investments and Primary Investments. The Fund seeks to provide exposure to a broad set of managers, strategies and transaction types across multiple sectors, geographies, and vintage years (i.e., the year in which the Portfolio Fund begins investing). The Fund cannot guarantee that its investment objective will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. Investing in the Fund involves a high degree of risk. See “General risks,” “Investment related risks,” “Business and structure related risks,” “Management related risks,” “Risks of investing in Private Assets,” “Special risks pertaining to investments in Portfolio Funds,” and “Limits of risk disclosure” beginning on page 18.

	Class A Shares	Class D Shares	Class I Shares	Total
Public Offering Price	At current net asset value		At current net asset value	$	[ ]
Sales Load(1)	3.50%	N/A	N/A	$	[ ]
Proceeds to the Fund (Before Expenses) (2)	Current net asset value minus sales load	Current net asset value	Current net asset value	$	[ ]

____________

(1)      Subscriptions for Class A Shares are subject to a sales load of up to 3.50%. Generally, the stated minimum investment in the Fund is $25,000 with respect to Class A Shares, $25,000 with respect to Class D Shares and $500,000 with respect to Class I Shares. These minimums may be reduced for certain investors.

(2)      Assumes all shares currently registered are sold in the continuous offering. Shares (as defined herein) will be offered in a continuous offering at the Fund’s then current net asset value, plus any applicable sales load. The Adviser has agreed to advance the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Adviser in accordance with the Fund’s expense limitation agreement. See “Fund expenses — Expense Limitation and Reimbursement Agreement”. Offering costs, are capitalized and amortized over the 12-month period beginning on the Initial Closing Date (as defined herein). The Fund will bear ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund expenses.” As of the date of the accompanying financial statements, the Fund had organization and offering costs of approximately $496,780 and $328,782, respectively.

This prospectus (the “Prospectus”) applies to the offering of three (3) separate classes of shares of limited liability company interests (“Shares”) in the Fund, designated as Class A, Class D and Class I. Additional classes of Shares may be offered by the Fund. The Shares will generally be offered at the net asset value per Share as of the first day of each calendar month. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “Eligible investors.”

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”). A copy of the LLC Agreement is attached as Appendix A to this Prospectus.

Shares are speculative and illiquid securities involving substantial risk of loss.

•        Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop.

•        Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

•        The Adviser anticipates recommending that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets each quarter.

•        Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

•        The Fund has no operating history and the shares have no history of public trading.

This Prospectus concisely provides information that you should know about the Fund before investing and you should retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [            ], 2022, has been filed with the Securities and Exchange Commission (the “SEC”). You can request a copy of the SAI and the Fund’s annual and semi-annual reports, when available, without charge by writing to the Fund, c/o 235 W. Galena Street, Milwaukee, WI 53212-3948, or by calling 855.551.CCPM (2276). The SAI is incorporated by reference into this Prospectus in its entirety. The SAI and other information about the Fund, will be available on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund. You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

THE FUND’S PRINCIPAL UNDERWRITER IS ACA FORESIDE.

Prospectus

Constitution Capital Private Markets Fund, LLC
LIMITED LIABILITY COMPANY SHARES

The date of this Prospectus is [            ], 2022

i

Summary of terms and conditions

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the LLC Agreement.

The Fund

The Constitution Capital Private Markets Fund, LLC (the “Fund”) is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a non-diversified closed-end management investment company. The Fund was organized as a Delaware limited liability company on March 3, 2022.

Simultaneous with the commencement of the Fund’s operations, the U/C Seed Partnership Fund, L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers three (3) separate classes of Shares designated as Class A Shares, Class D and Class I Shares. While the Fund currently offers three (3) classes of Shares, it may offer additional classes of Shares in the future. Each class of Shares will have differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution and service fees that each class may be charged. The Adviser will apply for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class A and Class D Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure.

Investment objective and strategies

The Fund’s investment objective is to generate long-term capital appreciation. The Fund seeks its investment objective by investing in a broad portfolio of high-quality investments in private assets (collectively, “Private Assets”) that the Adviser believes provide attractive risk-adjusted return potential. The Fund defines “high-quality investments” as investments that reflect the Fund’s target underlying investment attributes, including but not limited to, (i) well-established leaders/management teams, (ii) organizational depth, (iii) secular tailwinds, (iv) attractive financial profile with regard to growth, profitability, capital intensity, solvency and liquidity, (v) structured with prudent levels of debt relative to comparable companies in the industry, (iii) enterprise valuations at entry consistent with, or a discount to, public comparable companies and precedent transactions, and (iv) clear and actionable value creation plans that minimize downside exposure. High-quality investments relate to the investment universe of companies that the Adviser deems to be of high-quality and not the credit rating of the Fund’s investments. These target underlying investment attributes, in addition to strategy- and security-specific considerations, inform how the Adviser approaches its assessment of investments in Private Assets.

The Fund’s investments (together “Fund Investments”) will include (i) direct investments (i.e. positions in the equity or debt of operating companies) (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”); (ii) secondary purchases (i.e. purchases of existing interests that are acquired on the secondary market) (“Secondary Investments”) of closed-end private funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”); (iii) primary investments (i.e. commitments to new private equity or other private funds) (“Primary Investments”); (iv) direct or secondary purchases of liquid credit instruments; (v) other liquid investments (i.e. strategies with a higher liquidity profile than direct investments or investments in funds, including listed private equity); and (vi) short-term investments (together, “Short-term Investments”).

Under normal circumstances, the Fund intends to invest (which for this purpose includes unfunded capital commitments) at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Assets. For purposes of this policy, Private Assets include Direct Investments, Secondary Investments and Primary Investments. The Fund seeks to provide exposure to a broad set of managers, strategies and transaction types across multiple sectors, geographies, and vintage years (i.e., the year in which a Portfolio Fund begins investing) including Private Assets that represent a broad spectrum of types of private equity and other private asset opportunities (e.g., buyout, growth capital, special situations, credit, venture capital, and private credit).

Additionally, (i) the Fund may make investments outside of the United States, including in emerging markets, (ii) the Fund’s investment strategies involve exposure to foreign currencies; (iii) the Fund may seek to hedge all or a portion of the Fund’s foreign currency risk; and (iv) the Fund may hedge all or a portion of its currency exposures.

The Fund may gain such exposure through a direct investment in the targeted investment entity or indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties, although investments in Adviser-managed investment vehicles will be greatly limited or prohibited due to Investment Company Act requirements.

The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the Investment Company Act. The Fund intends to establish a credit line to borrow money for a range of purposes, including to provide liquidity for capital calls by Portfolio Funds, to satisfy tender requests, to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments and to otherwise satisfy Fund obligations. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, the Adviser may sell certain of the Fund’s assets.

The Fund holds liquid assets and intends to hold such liquid assets (“Liquid Assets”) including cash and cash equivalents, liquid credit investments and other credit instruments, and Short-Term Investments. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in Liquid Assets for extended periods of time. For temporary defensive purposes, liquidity management or in connection with implementing changes in the asset allocation, the Fund may hold a substantially higher amount of Liquid Assets.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. See “Investment policies.”
Risk factors

An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “General risks,” “Investment related risks,” “Business and structure related risks,” “Management related risks,” “Risks of investing in Private Assets,” “Special risks pertaining to investments in Portfolio Funds,” and “Limits of risk disclosure.”

Management

The Fund’s Board of Managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. See “Management of the Fund — The Board of Managers.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers, and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

The Adviser

Pursuant to an investment management agreement (the “Investment Management Agreement”), Constitution Capital PM, LP, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”).

Fund administration

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and expenses” below.

Fees and expenses

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “Fund expenses.”

Investment Management Fee.    The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a monthly Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. The Investment Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. For purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value is calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. See “Investment Management Fee.”

Expense Limitation Agreement.    The Adviser has entered into an expense limitation agreement and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby, for at least one-year from the effective date of this Prospectus, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.95%, 2.25% and 2.50% of the average daily net assets of Class A Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend, and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.95%, 2.25% and 2.50% for the Class A Shares, Class I Shares and Class D Shares, respectively. The Expense Limitation Agreement automatically renews for consecutive one-year terms unless terminated by the Fund or Adviser. For a period not to exceed three years from the date on which a Waiver is made, the Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. Any recoupment would be limited to the lesser of (1) the expense limitation in effect at the time of waiver, or (2) the expense limitation in effect at the time of recoupment. See “Fund expenses.”

Incentive Fee.    At the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). See “Incentive Fee.”

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders of the Fund will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

Distribution Fee.    Subject to receipt of an exemptive order issued by the SEC, the Fund intends to adopt a Distribution and Services Plan with respect to Class A Shares and Class D Shares (the “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Class A Shares and up to 0.25% on an annualized basis of the Fund’s net asset value attributable to Class D Shares (the “Distribution Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution Plan. The Distribution

Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Class A Shares and Class D Shares, respectively. For purposes of determining the Distribution Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution Fee payable. Class I Shares will not be subject to the Distribution Fee. See “Distribution Plan.”

Administration Fee.    The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average net asset value of the Fund, subject to a minimum monthly fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See “Administration.”

Distributions

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below.

Eligible Investors

Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as a “qualified client” and “accredited investor” are set forth in the subscription documents that must be completed by each prospective investor. The “qualified client” and “accredited investor” criteria will apply to all investors and will not be waived.

In addition, Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Constitution Capital Private Markets Fund, PO Box 2175, Milwaukee WI 53201, or by calling the Fund at 855.551.CCPM (2276). See “Certain U.S. federal income tax considerations — Taxation of non-U.S. Shareholders.”

To the extent the Fund identifies any Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory redemption of all or some of the Shares of such Shareholder, or any person acquiring Shares from or through such Shareholder, (ii) retain any unrealized gains or profits associated with Shares held by such Shareholder and/or (iii) take any other action the Board determines to be appropriate in light of the circumstances.

Purchasing Shares

The minimum initial investment in the Fund by any investor is $25,000 with respect to Class A Shares, $25,000 with respect to Class D Shares and $500,000 with respect to Class I Shares, and the minimum additional investment in the Fund by any investor is $1,000 with respect to Class A Shares, $1,000 with respect to Class D Shares and $1,000 with respect to Class I Shares, except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. For example, investors subscribing through a given broker/dealer or registered investment adviser may have interests aggregated to meet these minimums, so long as denominations are not less than $10,000 and incremental contributions to those interests are not less than $1,000.

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Subscriptions for Class A Shares are sold subject to a sales load of up to 3.50% of the subscription amount (the “Sales Load”). No Sales Load may be charged without the consent of the Distributor. See “Sales Load.”

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an account with UMB Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”). On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under “Purchasing Shares.”

The Initial Closing

It is anticipated that the initial closing will occur no later than [        ], 2022 (“Initial Closing Date”). The purchase price of Shares on the Initial Closing Date will be based on the net asset value per Share of such class as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Dividend reinvestment plan

The Fund has adopted an “opt out” dividend reinvestment plan (the “DRIP”). Investors that wish to participate in the DRIP will not be required to take any action. A participating investor’s distribution amount will purchase Shares at the net asset value of the Fund. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s subscription agreement or by notifying the Administrator in writing (i) via overnight mail, Constitution Capital Private Markets Fund, C/O UMB Fund Services, 235 W Galena Street, Milwaukee WI 53212, (ii) via USPS mail, Attn: Constitution Capital Private Markets Fund, PO Box 2175, Milwaukee WI 53201, or (iii) via fax to (816) 860-3138. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution, or the Shareholder will receive such distribution in Shares through the DRIP.

Repurchases of Shares

The Fund is not a liquid investment.    No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on or about each January 1, April 1, July 1, and October 1.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. See “Repurchases of Shares.”

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 with respect to Class A Shares, $10,000 with respect to Class D Shares and $10,000 with respect to Class I Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. Subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, the Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in — first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders regardless of share class. See “Repurchases of Shares.”

Transfer restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “Eligible investors.” Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee. In addition, in connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “Transfers of Shares.”

The Fund does not currently intend to list Shares on any exchange. As a result, Shareholders should look to the Fund’s repurchase offer as their sole means of liquidating their investment, which may be limited as described above. Additional information regarding Share repurchases is set forth under “Repurchase of Shares.” Accordingly, you should consider that you may not have access to the funds you invest in the Fund for an indefinite period of time.

Taxes

The Fund has elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is anticipated that the Fund will principally recognize ordinary interest income each year and therefore dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders at ordinary U.S. federal income tax rates, and not at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “Tax Reports” below and “Certain U.S. federal income tax considerations.”

Prospective investors should consult their own tax advisors with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax reports

The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Reports to Shareholders

Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter. See “Reports to Shareholders.”

Fiscal and tax year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.
Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

Summary of fund expenses

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES	CLASS A	CLASS D	CLASS I
Maximum Sales Load (as a percentage of subscription amount)(1)	3.50%	None	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount) (2)	2.00%	2.00%	2.00%

ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)	CLASS A	CLASS D	CLASS I
Investment Management Fee(3)	1.50%	1.50%	1.50%
Incentive Fees(4)	0.48%	0.48%	0.48%
Distribution Fee(5)	0.70%	0.25%	None
Other Expenses(6)	0.18%	0.18%	0.18%
Fees and Interest Payments on Borrowed Funds(6)	0.28%	0.28%	0.28%
Acquired Fund Fees and Expenses(7)	0.73%	0.73%	0.73%
Total Annual Expenses	3.87%	3.42%	3.17%

____________

(1)      Subscriptions for Class A Shares are sold subject to a Sales Load of up to 3.50% of the subscription amount. The Sales Load payable by each investor depends upon the amount invested by such investor in Class A Shares. No Sales Load may be charged without the consent of the Distributor. See “Sales Load.”

(2)      A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in — first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders regardless of share class. In addition, under certain circumstances the Board may offer to repurchase Shares at a discount to their prevailing net asset value. See “Repurchases of Shares.”

(3)      The Fund pays an Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For purposes of determining the Investment Management Fee payable to the Adviser for any month, the net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. See “Investment Management Fee” for additional information.

(4)      At the end of each calendar quarter of the Fund (and at certain other times), the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to 10.00% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). See “Incentive Fee.”

(5)      The Fund will apply to the SEC for exemptive relief to offer multiple classes of shares and to adopt a distribution and service plan for Investor Class Shares. Once the Fund has received such relief, investors may pay a Distribution Fee of up to 0.70% and 0.25%, on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and Class D Shares, respectively, to the Fund’s Distributor or other qualified recipients. Payment of the Distribution Fee is governed by the Fund’s Distribution Plan, which, pursuant to an exemptive order expected to be issued by the SEC, will be adopted by the Fund with respect to Class A Shares and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. Class I Shares are not subject to the Distribution Fee. See “Distribution Plan.”

(6)      “Other Expenses” and “Fees and Interest Payments on Borrowed Funds” are based on estimated amounts for the current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and custodian.

(7)      Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 20% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain third-party managers (“Portfolio Fund Managers”). Historically, a substantial majority of the direct investments made by the Adviser and its affiliates on behalf of their clients have been made without any “acquired fees” (i.e., free of the management fees and performance/incentive fees or allocations that are typically charged by Portfolio Fund Managers). The “Acquired Fund Fees and Expenses” disclosed above are based on historical returns of the types of Portfolio Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The Acquired Fund Fees and Expenses are based on estimated amounts for the fiscal year ending March 31, 2023.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Investment Management Fee,” “Administration,” “Custodian,” “Fund expenses,” “Repurchases of Shares” and “Purchasing Shares.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

EXAMPLE:    You would pay the following expenses based on a $1,000 investment in the Fund, assuming a 5% annual return:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$73	$149	$227	$430
CLASS D	$34	$105	$178	$370
CLASS I	$35	$105	$179	$375

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

Use of proceeds

The proceeds from the sale of Shares of the Fund, not including the amount of any Sales Loads and the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies within three months after receipt of such proceeds, however, the Fund may be delayed up to an additional three months depending on market conditions, the timing and availability of suitable investments and capital inflows into the Fund. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering, primarily after the Initial Closing Date, to certain investments, principally certain Primary Investments, Secondary Investments and Direct Investments, due to the nature of those investments. Such proceeds will be invested together with any interest earned in the Fund’s account with the Custodian prior to the closing of the applicable offering. See “Purchasing Shares — Purchase terms.” Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete private equity transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Portfolio Fund Managers to invest the amounts committed by the Fund.

Subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Investment objective and strategies

Investment objective and strategies

Fund’s investment objective is to generate long-term capital appreciation. The Fund seeks its investment objective by investing in a broad portfolio of Private Assets that the Adviser believes provide attractive risk-adjusted return potential.

The Fund intends to provide Shareholders with an opportunity to gain access to a broad range of high-quality private markets asset classes that are typically only available to larger institutional investors. The Fund defines “high-quality investments” as investments that reflect the Fund’s target underlying investment attributes, including but not limited to, (i) well-established leaders/management teams, (ii) organizational depth, (iii) secular tailwinds, (iv) attractive financial profile with regard to growth, profitability, capital intensity, solvency and liquidity, (v) structured with prudent levels of debt relative to comparable companies in the industry, (iii) enterprise valuations at entry consistent with, or a discount to, public comparable companies and precedent transactions, and (iv) clear and actionable value creation plans that minimize downside exposure. High-quality investments relate to the investment universe of companies that the Adviser deems to be of high-quality and not the credit rating of the Fund’s investments.

The Fund provides an opportunity for Shareholders to potentially achieve attractive risk-adjusted returns by investing in the private equity asset class while relying on the skills, experience, and relationships of the Adviser. The Adviser aims to use its perspective on the future prospects of various private markets strategies, geographies, and transaction types and to match them with attractive investment opportunities in order to achieve the investment objective of the Fund. The Adviser believes that its investment process is a key part of its successful formula providing investors with efficient and targeted access to an optimized portfolio of alternative assets. The Fund expects to invest in what the Adviser believes to be the highest quality opportunities while seeking to create over the long-term a varied portfolio across companies, industries, managers, and vintage years.

Under normal circumstances, the Fund intends to invest (which for this purpose includes unfunded capital commitments) at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Assets. For purposes of this policy, Private Assets include Direct Investments, Secondary Investments and Primary Investments. This policy is not fundamental and may be changed by the Fund’s Board upon 60 days’ prior written notice to Shareholders. This test is applied at the time of investment; later percentage changes caused by a change in the value of the Fund’s assets, including as a result in the change in the value of the Fund’s investments or due to the issuance or redemption of Shares, will not require the Fund to dispose of an investment.

In pursuing the Fund’s investment objective, the Adviser will seek to invest in (i) Direct Investments; (ii) Secondary Investments; (iii) Primary Investments; (iv) direct or secondary purchases of liquid credit instruments; (v) other liquid investments (i.e., strategies with a higher liquidity profile than direct investments or investments in funds, including listed private equity); and (vi) Short-term Investments.

The Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless the Fund’s investment is in accordance with the Fund’s order granting an exemption from Section 17 of the Investment Company Act or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

The Fund may, directly or indirectly, make investments outside of the United States, including in emerging markets. The Fund’s non-U.S. investments are expected to reside primarily in Europe and Asia and, to a lesser extent in Latin America and the Middle East. The Fund’s investment and strategies involve exposure to foreign currencies. The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

The Adviser will manage the Fund’s asset allocation and investment decisions with a view towards managing liquidity and maintaining a high level of investment in Private Assets. The Fund’s asset allocation and amount of Private Assets may be based, in part, on anticipated future capital calls and distributions from such investments. This may result in the Fund making commitments to Private Assets in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). The Adviser may also take other anticipated cash flows into account, such as those relating to new subscriptions into the Fund, the repurchase of Shares through periodic tenders by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser. The Fund will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Portfolio Funds.

The Fund intends to establish a credit line to borrow money for a range of purposes, including to provide liquidity for capital calls by Portfolio Funds, to satisfy tender requests, to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund Investments and to otherwise satisfy Fund obligations. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness. This means that at the time the borrowing is made, the value of the Fund’s borrowings may not exceed one-third the value of the Fund’s total assets (including such borrowings), or 50% of the Fund’s net assets. None of the foregoing Investment Company Act requirements apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the Investment Company Act. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, the Adviser may sell certain of the Fund’s assets.

The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above.

The Fund holds Liquid Assets and intends to hold such Liquid Assets to the extent required for purposes of liquidity management and compliance with applicable law. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in Liquid Assets for extended periods of time. For temporary defensive purposes, liquidity management or in connection with implementing changes in the asset allocation, the Fund may hold a substantially higher amount of Liquid Assets.

While this Prospectus contains generalized discussions about the Adviser’s current expectations with respect to the make-up of the portfolio of the Fund, many factors may contribute to changes in emphasis in the construction of the portfolio, including changes in market or economic conditions or regulations as they affect various industries and sectors and changes in the political or social situations in particular jurisdictions. The Adviser may modify the implementation of the Fund’s investment strategies, portfolio allocations, investment processes and investment techniques based on market conditions, changes in personnel or as the Adviser otherwise deems appropriate.

No guarantee or representation is made that the investment program of the Fund or any Portfolio Fund will be successful, that the various Portfolio Funds selected will produce positive returns or that the Fund will achieve its investment objective.

Private equity market overview

Private equity asset class

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, senior debt, subordinated debt and warrants or other derivatives, depending on the strategy of the investor and the financing requirements of the company.

Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to contribute up to a certain amount of capital as and when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund, typically according to a pre-defined investment strategy and time horizon. The fund’s investments are usually realized, or “exited” after a two to six year holding period through a private sale, an initial public offering (IPO) or a recapitalization, and the proceeds are distributed to the fund’s investors. The funds themselves typically have a duration of ten to twelve years.

The private equity market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Investments in private equity have increased significantly over the last 35 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments, and other institutional investors to dedicate several percentage points of their overall portfolios to private equity.

Private equity investment types

•        Direct investments.    The equity securities of private companies, debt securities and other credit instruments, including alongside private equity funds and other private equity firms. In contrast to private equity fund investments, Direct Investments are generally the most cost-effective way to make private equity investments, by avoiding the fees and expenses generally associated with investing indirectly through underlying private equity funds.

The Fund’s direct private equity investments are focused on identifying and selecting attractive equity and equity-like investments in high-quality companies. Direct private equity investments are expected to focus on buyout and growth capital opportunities of U.S. and non-U.S. companies that operate in multiple industries. The Adviser’s integrated presence and experience across multiple private equity strategies provides extensive proprietary analysis and information on the private equity industry that generates investment sourcing and significant information and access advantages. The robust level of deal flow coupled with the investment team’s discipline and rigor in evaluating investment opportunities, allows the Adviser to be highly selective in its portfolio construction and asset selection.

The Fund’s Direct Credit Investments involve a combination of liquid and less liquid investments with a focus on identifying attractive opportunities some of which are expected to provide low correlation returns compared to traditional equity and public debt investments.

The Fund’s less-liquid private investments include direct debt and other yield-oriented investments, including Direct Credit Investments in the debt issued by private companies, which may include loans and securities of private equity backed companies.

The Fund may also invest in fixed-rate loans, second lien loans, unsecured loans, investment grade and below investment grade fixed income securities, including investment grade short term debt obligations, convertible securities, money market instruments, repurchase agreements, and restricted securities.

•        Portfolio Funds.    Private asset funds are commingled, professionally-managed investment vehicles that generally acquire various portfolios of private assets within a defined strategy. Investors have traditionally gained access to private investments through commitments to closed-ended, blind pool funds with a typical defined life of ten to twelve years. Investors in a private asset fund must maintain reserves of cash to finance such private asset fund’s capital calls for acquisitions, expenses, and other obligations during the first three to five years of the private asset fund’s life; cash is returned by a private asset fund to its investors over the life of such private asset fund as investments are liquidated.

The Fund makes Primary Investments and Secondary Investments in private equity funds managed by various experienced Portfolio Fund Managers.

•        Secondary Investments are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. The Fund also invest in Secondary Investment transactions that are being led by a Portfolio Fund’s general partner, including end-of life transactions, which seek to partner investors, such as the Fund, with Portfolio Fund Managers to provide structured and holistic liquidity solutions to all the limited partners in a Portfolio Fund.

•        Primary Investments are interests or investments in newly established private equity funds. The Fund’s investments in Portfolio Funds, including Secondary Investments, are expected to focus on experienced managers with efficient capital deployment.

•        Listed private equity.    Listed private equity investments gain access to underlying private assets through investments in listed entities that invest in private transactions or private funds or that earn fees and/or carried interest from such assets. Historically, the prices of listed private equity investments have been sensitive to economic conditions and, at certain times, could be purchased at discounts relative to similar assets in private transactions.

Private equity financing stages

In the private equity asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages have distinct risk, return and correlation characteristics and play different roles within a varied private equity portfolio. Private equity investments can be broken down generally into three financing stages: buyout, growth capital, venture capital and special situations. These categories may be further subdivided based on the investment strategies that are employed.

•        Buyouts.    Equity investments in which a mature company is acquired from current shareholders are classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a majority of the capital deployed in the overall private equity market. The use of debt financings, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment.

•        Venture capital and growth capital.    Venture capital is characterized by equity investments in early through late-stage startup companies with high potential growth. Growth equity investors target companies that require additional capital to expand their businesses but are typically more mature than the recipients of traditional venture capital. Such companies might be in a high growth phase but have largely mitigated the basic technology risk in their business plan.

•        Special situations.    Encompasses a broad range of investments including operational turnarounds, distressed debt, distressed financial assets, ‘‘rescue’’ financings and high yielding credit-oriented strategies.

Investment process overview

Portfolio planning

The Fund is a non-diversified fund. The Adviser has developed a target framework for the Fund’s long-term variation across various private assets, including Direct Equity Investments, Primary Investments, Secondary Investments, and Direct Credit Investments. The Fund will also seek to provide variation across industry, geography, and vintage years with respect to individual investments. The strategy of the Fund is expected to generate more consistent returns and lower volatility compared to what might be expected from a more concentrated portfolio.

Investment selection

The Adviser employs a detailed underwriting process focused on identifying growing businesses with strong management teams, realistic value-creation plans, and appropriate downside protection. Each aspect of analyzing an opportunity including the team, strategy, industry, competition, historical investment performance and business plan, valuation, capital structure, legal, environment, social and governance, other aspects of the opportunity, and portfolio fit, includes both qualitative and quantitative analyses. An investments opportunity requires a rigorous multi-stage investment committee approval process to ensure Adviser invests in high-conviction opportunities.

Due diligence and selection of investments

The Adviser has developed a structured investment process through years of shared alternative asset investing experience. The Adviser’s due diligence process provides a guideline for sourcing, evaluating, selecting, and monitoring investments for the Fund. Throughout the due diligence process, the Adviser will focus on both qualitative and quantitative factors surrounding the specific investment, the broader market environment, and the structure of the investment opportunity from a legal and tax perspective to optimize portfolio returns and minimize potential risks. The Adviser follows a multi-step investment and due diligence process, which provides consistency and accountability to fulfil the Fund’s investment strategy and generate strong, reliable returns.

(1)    Generate Deal Flow.    The Adviser maintains a vast network of relationships with general partners and fund managers supported by a long operating history with strong returns. The Adviser’s extensive industry relationships provide access to exclusive, hard-to-access, direct equity investments, Primary investments, and Direct Credit Investments. Significant direct deal experience provides the Adviser with the reputation to attract more deal flow and the ability to quickly respond to new opportunities as they arise. The Adviser also maintains close contact with third parties such as placement agents and industry brokers to supplement the Adviser’s proprietary deal flow.

(2)    Screening.    For prospective investment opportunities in which the applicable deal team wants to formally initiate due diligence, the deal team will present the investment case to the Adviser’s Investment Committee (“Investment Committee” or “IC”).

The initial screening process will include an analysis of the specific deal attributes, history of the operating company or fund, and industry analysis to identify merits and potential issues around the specific investment opportunity. A tax and legal assessment will also be prepared, outlining the proposed tax treatment and legal terms of the investment to confirm appropriate structure for the Fund. The Investment Committee will review the opportunity and ultimately determine if the investment would be a potential fit for the portfolio and proceed to further due diligence.

(3)    Primary diligence.    Upon Investment Committee approval, the deal team will continue diligence on the investment and prepare a significantly more detailed IC memorandum for the IC’s review. The second IC memorandum will summarize interim diligence findings and include information and analysis gathered from meetings with management, industry research, third-party diligence materials, and tax-related determinations.

•        Direct Investment diligence will specifically include (1) an extensive review of the company’s history, current financial/operational condition, and future prospects, (2) an industry analysis including assessment of the company’s competition and industry attractiveness — augmented by third party consulting firms, as required, (3) management interviews, as applicable,

(4) financial analysis of projections, valuation, and returns, (5) creation of the Adviser’s own financial projection scenarios to understand balance between return and risk, (6) review of legal due diligence, (7) evaluation of deal sponsor, and (8) determination of tax structuring and suitability for the RIC.

•        Primary Investment & Secondary Investment diligence will specifically include (1) validation of the proposed partnership investment’s merits, (2) quantitative evaluation of the fund manager’s track record, (3) analysis of any changes from the fund manager’s prior strategy, (4) extensive reference checks on the key individuals at the fund manager, (5) evaluation of the management team’s organizational depth and adequacy, (6) interviews with other investors, (7) review and negotiation of key terms and investment provisions, (8) evaluation of conflicts of interest, (9) validate the documentation and actual cash flows for a sample of underlying investments, and (10) determination of tax structuring and suitability for the RIC.

•        Direct Credit Investment diligence will be very similar to direct investment diligence but will additionally include an analysis of the specific proposed terms of the transaction (cash interest, PIK interest, OID, call protection, etc.).

(4)    Final Diligence.    Upon approval from the IC after the second IC meeting, confirmatory due diligence is conducted and a final IC memorandum, a culmination of all due diligence efforts is presented to the IC with a final recommendation. The deal team concludes any outstanding diligence items as well as answers any specific questions from the prior IC meeting.

(5)    Closing.    The deal team will implement closing procedures as soon as the transaction is approved by the IC. The deal team will work with legal counsel to negotiate and execute the appropriate legal documentation. Checklists are utilized to ensure that all investment procedures are properly completed prior to closing. All key due diligence materials and legal files will be stored for future reference.

Post investment, the Adviser will continue to be proactive in monitoring investments, including regular interaction with companies and general partners represented in the portfolio, in order to identify any issues that may arise and maintain a proactive approach to addressing any new investment opportunities.

Investment policies

Portfolio and liquidity management

The Adviser intends to use a range of techniques to seek to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation: (1) Investing broadly across Portfolio Funds, Portfolio Fund Managers, strategies and transaction types across multiple sectors, geographies, and vintage years; and (2) actively managing cash and liquid assets.

The Adviser intends to manage the Fund’s portfolio with a view towards managing its liquidity, while maintaining a high investment level.

Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals. See “Investment process overview — Portfolio planning.”

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in cash or cash equivalents for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

There can be no assurance that the objective of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “General risks,” “Investment related risks,” and “Limits of risk disclosure.”

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to purchase portfolio securities, to fund repurchase of Shares or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the Investment Company Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Hedging techniques

From time to time in its sole discretion, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.”

To the extent that the Fund’s potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, the Fund believes that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund.

There are certain risks associated with the use of such hedging techniques. See “Investment related risks — Derivative instruments” and “Investment related risks — Currency risk.”

Temporary and defensive strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser. See “Use of proceeds.”

General risks

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

Closed-end fund; liquidity limited to periodic repurchases of Shares

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Fund is not a liquid investment and you should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. In contrast, the majority of the Fund’s investments will be illiquid.

The Fund does not intend to list its Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and none is expected to develop. Shares are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Shares are not redeemable at the option of Shareholders and they are not exchangeable for Shares of any other fund. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend that, in normal market circumstances, the Board conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about each January 1, April 1, July 1 and October 1, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases. See “Repurchases of Shares.”

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “Repurchases of Shares — Periodic repurchases.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.

Payment in-kind for repurchased Shares

The Fund generally expects to satisfy a Shareholder’s repurchase request. See “Repurchases of Shares — Periodic repurchases.” However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, the Fund may receive securities from a Fund Investment that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “Certain U.S. federal income tax considerations.”

Legal, tax and regulatory risks

Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted. The Dodd-Frank Act, among other things, grants regulatory authorities such as the U.S. Commodity Futures Trading Commission (the “CFTC”) and the SEC broad rulemaking authority to promulgate rules under the Dodd-Frank Act, including comprehensive regulation of the OTC derivatives market. It is unclear to what extent these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.

While some rules have been promulgated by the CFTC and the SEC, a number of important rulemakings have not yet been finalized and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the returns of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may affect the availability, liquidity and cost of entering into derivatives, including potentially limiting or restricting the ability of the Fund to use certain derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures. Certain tax risks associated with an investment in the Fund are discussed in “Certain U.S. federal income tax considerations.”

Substantial repurchases

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. See “General risks — Closed-end fund; liquidity limited to periodic repurchases of Shares.”

Temporary Investments

Delays in investing the net proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Before making investments, the Fund may invest the net proceeds of the Fund’s offering primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment (“Temporary Investments”). This will produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in securities meeting the Fund’s investment objective. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in securities meeting the Fund’s investment objective.

Dilution from subsequent offerings of Shares

The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund Investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund Investments underperform the prior investments. Further, in certain cases Portfolio Fund Managers may structure performance-based compensation similarly to the Fund, with such compensation being paid only if gains exceed prior losses (i.e., if the value surpasses a previous “high-water mark”). New purchases of Shares will dilute the benefit of such compensation structures to existing Shareholders.

Valuations of Fund Investments; valuations subject to adjustment

The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its month-end net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances as described in “Repurchases of Shares — Periodic repurchases.” As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund or direct private equity investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:

•        changes in regulatory policies or tax guidelines;

•        changes in earnings or variations in operating results;

•        changes in the value of the Fund Investments;

•        changes in accounting guidelines governing valuation of the Fund Investments;

•        any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•        departure of the Adviser or certain of its respective key personnel;

•        general economic trends and other external factors; and

•        loss of a major funding source.

Reporting requirements

Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisors.

Business and structure related risks

Reliance on the Adviser

The Adviser has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Fund Investments and, in doing so, has no responsibility to consult with any Shareholder. Accordingly, an investor in the Fund must rely upon the abilities of the Adviser, and no person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to the Adviser.

Reliance on the key personnel

The Fund will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will evaluate, negotiate, structure, execute, monitor and service Fund Investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Adviser and its investment management team. The departure of certain key personnel of the Adviser or its affiliates could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor Portfolio Funds and portfolio companies that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

It is anticipated that the Adviser will depend on the relationships of it and of Adviser’s affiliates with private equity sponsors, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the Adviser or its affiliates fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser and its affiliates have relationships are not obligated to provide the Fund, the Adviser or any of their affiliates with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Competition for investment opportunities

The Fund will compete for investments with other investment funds (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation (CLO) funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies (BDCs), small business investment companies (SBICs) and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.

Valuation of Fund Investments uncertain

Under the Investment Company Act, the Fund is required to carry Fund Investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser, in accordance with the Fund’s valuation procedures, which have been approved by the Board. There is not a public market or active secondary market for many of the securities of the privately held companies in which the Fund intends to invest. Rather, many of the Fund Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund will value these securities at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Adviser has a conflict of interest in making the determination. The Fund values these securities monthly at fair value determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund Investments. See “Calculation of net asset value.”

Amount or frequency of distributions not guaranteed

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Adviser.

Uncertain source and quantity of funding

Proceeds from the sale of Shares will be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Investment Management Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and it may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and expand operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and the investment objective, which may negatively impact the Fund’s results of operations and reduce the Fund’s ability to make distributions to Shareholders.

Fluctuations in performance

The Fund could experience fluctuations in its performance due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments in companies that meet the Fund’s investment criteria, the interest rate payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Cybersecurity risk

As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Shareholders. Similarly, service providers of the Adviser or the Fund, especially the Fund’s Administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that they believe are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s networks. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Online services provided by the Adviser to the Shareholders may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed.

The service providers of the Adviser and the Fund are subject to the same electronic information security threats as the Adviser. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Fund and personally identifiable information of the Shareholders may be lost or improperly accessed, used or disclosed.

The loss or improper access, use or disclosure of the Adviser’s or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund and the Shareholders’ investments therein.

Management related risks

Incentive Fee

Any Incentive Fee payable by the Fund that relates to an increase in value of Fund Investments may be computed and paid on gain or income that is unrealized. If a Fund Investment decreases in value, it is possible that the unrealized gain previously included in the calculation of the Incentive Fee will never become realized. The Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on unrealized gain never realized as a result of a sale or other disposition of a Fund Investment at a lower valuation in the future, and such circumstances would result in the Fund paying an Incentive Fee on income or gain the Fund never received.

For U.S. federal income tax purposes, the Fund is required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. As a result, the Fund may have to sell some of its investments at times and/or at prices that the Adviser would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thus become subject to corporate-level income tax.

In addition, the Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.

Divergence of resources

Neither the Adviser nor its affiliates, including individuals employed by the Adviser or its affiliates, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those the Fund will target. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of the Adviser, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with the Fund. Affiliates of the Adviser have no obligation to make their originated investment opportunities available to the Adviser or to the Fund.

Transactions with affiliates

Affiliates of the Adviser engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or Fund Investments. In the future, there may be instances in which the interests of such affiliates conflict with the interests of the Fund or Fund Investments. Affiliates of the Adviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund Investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may co-invest with the Fund in certain transactions. The Fund will request exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by the Adviser or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Managers of the Board who have no financial interest in the co-investment transaction and a majority of the Managers of the Board who are not “interested persons,” as defined in the Investment Company Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief. In addition, affiliates of the Adviser and their respective clients may themselves invest in securities that would be appropriate for the Fund’s investments and may compete with the Fund Investments for investment opportunities. The Fund may invest in entities that are affiliates of or are managed by the Adviser, including in respect of which it or its affiliates may receive investment management, advisory or other fees, in addition to those payable by the Fund. The Adviser or its affiliates may earn fees from Fund Investments or the Fund for the provision of advice on mergers, acquisitions, add-on acquisitions, re-financings, public offerings, sales and similar transactions.

Investment related risks

This section discusses the types of investments that may be made, directly or indirectly, by the Fund and some of the risks associated with such investments. It is possible that the Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks.

Failure to qualify as a RIC or satisfy distribution requirement

To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. See “Certain U.S. federal income tax considerations.”

•        The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•        The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources.

•        The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Difficulty meeting RIC distribution requirement

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind (“PIK”) interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, the Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury Regulations promulgated thereunder (the “Treasury Regulations”) as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash.

The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit the Fund’s ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain U.S. federal income tax considerations.”

Restrictions on raising capital and borrowing

As a result of the annual distribution requirement to qualify as a RIC under the Code, the Fund may need to periodically access the capital markets to raise cash to fund new investments of the Fund. The Fund may issue “senior securities,” as defined in the Investment Company Act (including borrowing money from banks or other financial institutions)

only in amounts such that the Fund’s asset coverage, as defined in the Investment Company Act, equals at least 200% after such incurrence or issuance. Compliance with these requirements may unfavorably limit the Fund’s investment opportunities and reduce its ability in comparison to other companies to profit from favorable spreads between the rates at which it can borrow and the rates at which it can lend.

The Fund may borrow for investment purposes. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a RIC. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of the Fund’s indebtedness at a time when such sales may be disadvantageous. In addition, any amounts that the Fund uses to service its indebtedness would not be available for distribution by the Fund to Shareholders.

Limited operating history of Fund Investments

Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investment will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities it receives or the Portfolio Fund Managers (as applicable) that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Fund may not be indicative of the results that the Fund achieves.

Unspecified investments; dependence on the Adviser

The Adviser has complete discretion to select the Fund Investments as opportunities arise. The Fund and, accordingly, Shareholders, must rely upon the ability of the Adviser to identify and implement Fund Investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Fund Investments. The Adviser has the authority and responsibility for asset allocation, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or the Fund Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve its investment objective.

Nature of Portfolio Companies

The Fund Investments will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Defaulted debt securities and other securities of distressed companies

The Fund Investments may include low grade or unrated debt securities (“high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial, highly significant risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Control positions

The Fund (in the case of Direct Investments) and the Portfolio Funds may take control positions in Portfolio Companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Leverage

The Portfolio Fund Managers and (subject to applicable law) the Fund may employ leverage through borrowings or derivative instruments, and are likely to directly or indirectly acquire interests in companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Fund Investment will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund or the Portfolio Funds in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Derivative instruments

Some or all of the Portfolio Fund Managers and (subject to applicable law) the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Portfolio Fund Managers could present significant risks, including the risk of losses in excess of the amounts invested. See “Investment related risks — Hedging.”

Economic, political and legal risks

The Fund Investments will include direct and indirect investments in a number of countries, including countries in emerging markets, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on the Fund. These may include but are not limited to declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts and terrorist attacks.

Prospective investors should note that the private equity markets in countries where Fund Investments are made may be significantly less developed than those in the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Fund or the Portfolio Funds from making investments they otherwise would make, or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund and the Portfolio Funds. Any such laws or regulations may change unpredictably based on political, economic, social and/or market developments.

Fixed-Income Securities Risks

Fixed-income securities in which the Fund may invest are generally subject to the following risks:

Interest Rate Risk.    The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates as currently interest rates are low based on historical levels. There is a risk that interest rates will rise, which will likely drive down prices of bonds and other fixed-income securities. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. To the extent the Fund holds variable or floating rate instruments, a decrease in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Fund’s Shares.

Issuer and Spread Risk.    The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer. In addition, wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood of risk or default by the issuer.

Credit Risk.    Credit risk is the risk that one or more fixed-income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment or “Call” Risk.    During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk.    The Fund has no set policy regarding the duration or maturity of the fixed-income securities it may hold. In general, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above. The Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and any other factors that the Adviser deems relevant. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

LIBOR risk

The Fund’s investments and related payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund’s investments, performance or financial condition. Until then, the Fund may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favourable liquidity or pricing.

The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Currency risk

The Fund’s portfolio will include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Eurozone risk

The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone create risks that could materially and adversely affect the Fund Investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Brexit risk

The Fund may invest directly or indirectly from time to time in European companies and assets, including investments located in the United Kingdom (“UK”). In June 2016, the United Kingdom (“UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit,” was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. The UK and EU also plan to put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding in 2021. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Fund cannot be predicted, and it is possible that the new terms may adversely affect the Fund.

Non-U.S. Investments Risk

The Fund, either directly through Direct Investments or indirectly through Portfolio Funds, may invest in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risk due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect during the term of the Fund or client portfolio), the application of complex U.S. and non-U.S. tax rules to cross-border investments, possible imposition of non-U.S. taxes on investors with respect to the income, and possible non-U.S. tax return filing requirements. The foregoing factors may increase transaction costs and adversely affect the value of the Fund’s portfolio investments.

Additional risks of non-U.S. investments include but are not limited to: (a) economic dislocations in the host country; (b) less publicly available information; (c) less well-developed regulatory institutions; and (d) greater difficulty of enforcing legal rights in a non-U.S. jurisdiction. Moreover, non-U.S. portfolio investments and companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those that apply to U.S. portfolio investments and companies. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of the futures in which the Fund invests may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted.

Foreign Currency Risk

Because the Fund may have exposure to securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Yield and Ratings Risk

The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix A to the SAI, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

U.S. Debt Securities Risk

U.S. debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. On August 5, 2011, S&P lowered its long-term sovereign credit rating on U.S. debt securities to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Recent market events risk

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s investment adviser rely, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objective, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

Risks related to COVID-19

There has been increased uncertainty and disruption in the global economy and financial markets due to the COVID-19 pandemic that have impacted and will continue to impact the operations, financial condition, liquidity and cash flows of the Fund and its underlying portfolio companies and industries for an indefinite period of time. Some of these companies and industries may be harmed financially from the pandemic, while others may benefit financially. The Fund’s management is currently unaware of any significant concentration of risk related to COVID-19.

The Fund is unable to predict the full impact that COVID-19 will have on the Fund’s operations, financial condition, liquidity, and cash flows because of uncertainties about the duration and severity of the pandemic. These and other factors will be updated from time to time in periodic filings with the SEC.

Hedging

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the Investment Company Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders. See “Investment related risks — Derivative instruments.”

Risks relating to accounting, auditing and financial reporting, etc.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund Investments (both direct and indirect) may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using U.S. GAAP, the assets, liabilities, profits and losses appearing in published financial statements of the Fund Investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

Certain Fund Investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Risks of Investing in Private Assets

Risks of Private Equity Strategies

The Fund’s investment portfolio will include Direct Investments in private companies and investments in Portfolio Funds, which will hold securities issued primarily by private companies. Operating results for private companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

•        Buyout Investment Risks.    Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

•        Venture Capital Risks.    Venture capital investments are in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of risk that can result in substantial losses, which risks generally are greater than the risks of investing in public or private companies that may be at a later stage of development.

•        Special Situations Risks.    The special situations strategies invest in companies that may be in transition, out of favor, financially leveraged, stressed or distressed, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be able to overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject a Portfolio Fund or the Fund to certain additional potential liabilities. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to an investment in any instrument and a significant portion of the obligations and preferred stock acquired in special situations investments may be rated below investment grade or unrated.

Risks Associated with Private Company Investments

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principle, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Competition for Access to Private Equity Investment Opportunities

There can be no assurance that the Adviser will be able to secure interests on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, or that the size of the interests available to the Fund will be as large as the Adviser would desire. Moreover, as a registered investment company, the Fund will be required to make certain public disclosures and regulatory filings regarding its operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, Portfolio Fund Managers and certain private companies may view such filings as contrary to their business interests and deny access to the Fund; but may permit other, non-registered funds or accounts, managed by the Adviser or its affiliates, to invest. As a result, the Fund may not be invested in certain Direct Investments or Portfolio Funds that are held by other unregistered funds or accounts managed by the Adviser or its affiliates, even though those investments would be consistent with the Fund’s investment objective.

In addition, certain provisions of the Investment Company Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however; unregistered funds also managed by the Adviser are not prohibited from the same transactions. The Investment Company Act also imposes significant limits on co-investments with affiliates of the Fund. The Adviser expects to receive an exemptive order from the SEC, which the Fund may also rely on, that expands the Fund’s ability to co-invest alongside its affiliates in privately negotiated investments. However, the exemptive order may contain certain conditions that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns.

Risks Associated with Secondary Investments

The Fund may make Secondary Investments in Portfolio Funds by acquiring the interests in the Portfolio Funds from existing investors in such Portfolio Funds (and not from the Portfolio Fund itself). In such instances, as the Fund will not be acquiring such interests directly from the Portfolio Fund, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of Secondary Investment opportunities that will be presented to the Fund.

In addition, valuation of Secondary Investments in Portfolio Funds may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such Portfolio Funds may own securities. Moreover, the purchase price of Secondary Investments in such Portfolio Funds generally will be subject to negotiation with the sellers of the interests and there is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its Secondary Investments, the structure of such acquisitions and the overall success of the Portfolio Fund.

There is significant competition for Secondary Investments. Many institutional investors, including fund-of- funds entities, as well as existing investors of Portfolio Funds may seek to purchase Secondary Investments of the same Portfolio Fund which the Fund may also seek to purchase. In addition, some Portfolio Fund Managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These Portfolio Fund Managers also may be partial to Secondary Investments being purchased by existing investors of their Portfolio Funds. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for the Fund. No assurance can be given that the Fund will be able to identify Secondary Investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such Secondary Investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such Secondary Investments.

At times, the Fund may have the opportunity to acquire a portfolio of Portfolio Fund interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Portfolio Fund interests may be less attractive than others, and certain of the Portfolio Fund Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those Secondary Investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

In the cases where the Fund acquires an interest in a Portfolio Fund through a Secondary Investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the Portfolio Fund and, subsequently, that Portfolio Fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the Portfolio Fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid, there can be no assurances that the Fund would prevail on such claim.

In-Kind Distributions from Portfolio Funds

The Fund may receive in-kind distributions of securities from Portfolio Funds. There can be no assurance that securities distributed in kind by Portfolio Funds to the Fund will be readily marketable or saleable, and the Fund may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities.

Direct Investments Risks

The Fund’s investment portfolio will include Direct Investments, which are investments in the equity and/or debt securities of private companies, including alongside private equity funds and other private equity firms. The Fund’s ability to realize a profit on such Direct Investments will be particularly reliant on the expertise of the lead investor in the transaction. There can be no assurance that the Fund will be given Direct Investment opportunities, or that any specific Direct Investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. The market for Direct Investment opportunities is competitive and may be limited, and the Direct Investment opportunities to which the Fund wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Direct Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such Direct Investments. The Fund generally will rely on the Portfolio Fund Manager or sponsor offering such Direct Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Direct Investment.

Many entities compete with the Fund in pursuing Direct Investments. These competitors may have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive Direct Investment opportunities from time to time.

The Fund’s ability to dispose of Direct Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Fund to sell such investment. Direct Investments may be heavily negotiated and, therefore, the Fund may incur additional legal and transaction costs in connection therewith.

Direct Investing Alongside Other Parties Risks

Direct investing alongside one or more other parties in an investment (i.e., as a co-investor) involves risks that may not be present in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.

In addition, in order to take advantage of Direct Investment opportunities as a co-investor, the Fund generally will be required to hold a non-controlling interest, for example, by becoming a limited partner in a partnership that is controlled by the general partner or manager of the private equity fund offering the Direct Investment, on a co-investor basis, to the Fund. In this event, the Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Fund’s investment in it. The Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.

In addition, the Fund may in certain circumstances be liable for the actions of its third-party co-venturers. Direct Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third-party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund’s interests.

Special risks pertaining to investments in Portfolio Funds

This section discusses certain risks related to the fact that the Fund invests in Portfolio Funds.

Investments in the Portfolio Funds generally; dependence on the Portfolio Fund Managers

Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund Managers are described under “Investment related risks” above. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Portfolio Funds not registered

The Fund is registered as an investment company under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the Investment Company Act. Many Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

The Portfolio Funds generally are exempted from regulation under the Investment Company Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

In addition, the Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds are generally non-diversified

While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset value of the Fund.

Portfolio Funds’ securities are generally illiquid

The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are typically subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.

Portfolio Fund operations not transparent

The Adviser does not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Portfolio Fund Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to the Fund Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Fund’s interests in Portfolio Funds

The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Fund Investments pursuant to procedures adopted by the Board. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. The Fund expects to estimate the fair value of its investments in Portfolio Funds using the net asset value of the Portfolio Funds. The Fund will consider whether an adjustment to the most recent net asset value of its investments in Portfolio Funds is necessary based on available information to estimate a net asset value. The valuations provided by Portfolio Fund Managers may provide a basis for those valuations.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Portfolio Funds’ Underlying Investments

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

A Portfolio Fund Manager may focus on a particular industry or sector, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Portfolio Fund Manager may focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Portfolio Funds may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.

The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Multiple levels of fees and expenses

Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. Generally, asset-based fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance-based fees or allocations are typically 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Inability to vote

To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Fund for purposes of the Investment Company Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Adviser). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Consortium or offsetting investments

The Portfolio Fund Managers may invest in consortia, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company. In other situations, Portfolio Funds may hold economically offsetting positions. To the extent that the Portfolio Fund Managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Adviser may be competing with each other for investments in one or more markets.

Limitations on ability to invest in Portfolio Funds

Certain Portfolio Fund Managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Adviser may wish to allocate to such Portfolio Fund Manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund Manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objective.

Indemnification of Portfolio Funds and Portfolio Fund Managers

The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or Direct Investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or Direct Investments) in respect of any such indemnity, the Fund could be materially adversely affected.

Termination of the Fund’s interest in a Portfolio Fund

A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

Risks specific to secondary investments

General risks of secondary investments

The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent liabilities associated with secondary investments

Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks relating to secondary investments involving syndicates

The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk.

Limits of risk disclosure

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, Fund Investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the LLC Agreement and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund or any Portfolio Fund will be successful, that the various Portfolio Funds or Fund Investments selected will produce positive returns or that the Fund will achieve its investment objective.

Management of the Fund

The Board of Managers

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of Managers of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See “BOARD OF MANAGERS AND OFFICERS” in the Fund’s SAI for the identities of the Managers and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Pursuant to the Investment Management Agreement, Constitution Capital PM, LP, an investment adviser registered under the Advisers Act, serves as the Fund’s Adviser. The Adviser’s principal address is 300 Brickstone Square, Ste 1001, Andover, Massachusetts 01810.

The Adviser is comprised of over 45 individuals with substantial private equity investment experience (approximately 20 dedicated investment professionals (the “Investment Team”)) based in New York, Boston, and London. Collectively, the private equity professionals have over 450 years of private market experience. The Adviser partners with institutions, advisors and individuals throughout the world to customize solutions that address their needs for income, growth and capital preservation. The Investment Team’s depth and experience has allowed the Firm to deliver what we believe to be highly attractive portfolios for our clients, strong absolute and relative returns and exceptional client service. The Adviser has a deep network of relationships across private equity with whom we invest. Including past experience, the Investment Team has completed over 260 individual investments. The Investment Team has managed commitments of $4.8 billion, and is invested in over 140 Direct Investments and is an investor in over 65 active funds.

The Adviser and its affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund and the Adviser and/or its affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies and/or private funds with investment programs similar to the investment program of the Fund. See “Conflicts of interest.”

Adviser management team

The personnel who currently have primary responsibility for the day-to-day management of the Fund are:

John J. Guinee | Managing Partner

Prior to co-founding Constitution Capital, Mr. Guinee was an Investment Director for Standard Life Investments Private Equity USA. Previously, he was a Vice President of Business Development at State Street Corporation. Mr. Guinee started his private equity career at GE Capital’s Corporate Finance Group, where he was a member of the Corporate Restructuring Group. Mr. Guinee earned his BS in Finance from Babson College, received his MBA from UCLA Anderson School of Management and is a graduate of GE’s Financial Management Program.

Daniel M. Cahill | Managing Partner

Prior to co-founding Constitution Capital, Mr. Cahill was Head of Standard Life Investments Private Equity USA. Previously, he was a founding member of Wilton Asset Management, a private equity fund of funds business at State Street Global Advisors. Mr. Cahill started his private equity career at GE Capital’s Corporate Finance Group where he became Vice President and was responsible for originating, structuring and negotiating leveraged buyouts, recapitalizations and growth equity transactions. Mr. Cahill earned his BS in Business Administration from Oswego University, received his MBA from Binghamton University and is a graduate of GE’s Financial Management Program.

Robert M. Hatch | Partner

Mr. Hatch was one of the founding partners of Constitution Capital. Prior to joining Constitution Capital, Mr. Hatch was an Investment Director at Standard Life Investments Private Equity USA. Previously, Mr. Hatch worked at Argo Global Capital, a private equity firm with $475 million under management. Mr. Hatch began his career in the investment banking group of State Street Corporation. Mr. Hatch earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Harvard University in Applied Mathematics and Statistics, cum laude. Mr. Hatch is a CFA charterholder.

Vicente Miguel T. Ramos | Partner

Mr. Ramos was one of the founding partners of Constitution Capital. Prior to joining Constitution Capital, he was an Investment Director at Standard Life Investments Private Equity USA. Previously, Mr. Ramos worked at Lehman Brothers. Mr. Ramos began his career in the investment banking group at State Street Corporation where he focused on private placements and M&A transactions. Mr. Ramos earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Dartmouth College where he completed a double major in Economics and Engineering Sciences. Mr. Ramos is a CFA charterholder.

Alexander R. Tatum | Partner

Mr. Tatum was one of the founding members of Constitution Capital. Prior to joining Constitution Capital, Mr. Tatum was an Investment Manager at Standard Life Investments Private Equity USA. Previously, he was a financial analyst with Goldman Sachs. Mr. Tatum began his career with SunTrust Robinson Humphrey as a financial analyst in their investment banking division. Mr. Tatum earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Bowdoin College where he completed a major in Economics.

Daniel H. Clare | Partner and Head of Credit

Mr. Clare heads the Constitution Capital Credit Partners team. From 2010 to 2016, he was a Managing Director at Ascribe Capital, formerly known as American Securities Opportunities Fund. Previously, he was a Senior Managing Director at Diamond Castle Partners, which he joined alongside other investment professionals from DLJ Merchant Banking Partners. He held prior roles as a management consultant at Bain & Company and in the investment banking division at Goldman Sachs. Mr. Clare earned his MBA from Harvard Business School and his undergraduate degree from Haverford College.

Christopher S. Faucher | Vice President

Mr. Faucher is responsible for screening, evaluating, negotiating and monitoring private equity and credit investments. Prior to joining Constitution Capital in November 2015, Mr. Faucher was a Management Consultant at RSM US (formerly McGladrey). Mr. Faucher earned his undergraduate degree from Elon University with a major in Finance and graduated cum laude. Mr. Faucher is a CFA charterholder.

For additional information regarding these individuals’ compensation, other accounts managed by them and their holdings in the Fund, see the SAI.

Investment Management Agreement

The Board, including a majority of the Independent Managers of the Fund, approved the Investment Management Agreement at a meeting held on August 4, 2022 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Managers of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “Voting.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. A discussion regarding the basis for the Board’s most recent renewal of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).

Investment Management Fee

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For purposes of calculating the Investment Management Fee, a commitment is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund. The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. “Net asset value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that, for purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

During the current fiscal year, the basis for the Investment Management Fee could be larger than the Fund’s net asset value due to unfunded commitments to invest in Fund Investments. Investors are advised that the actual amount of unfunded commitments will be disclosed in the Fund’s published financial statements.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Adviser.

In addition, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

Distributor

ACA Foreside (the “Distributor”), whose principal business address is Three Canal Plaza, Portland, Maine 04101, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor.

Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to Shareholders. These payments will be made out of the Adviser’s and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares over other investment options.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services, but may receive compensation for its distribution services from the Adviser.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws and (ii) the promotion of the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

Sales Load

Class A Shares are offered subject to a Sales Load of up to 3.50% of the subscription amount.

The Sales Load for Class A Shares will be deducted out of the investor’s subscription amount and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund. No Sales Load may be charged without the consent of the Distributor. The Distributor may elect to reduce, otherwise modify or waive the Sales Load with respect to any Shareholder on behalf of: (i) purchasers for whom the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, and any affiliates of the Distributor or the Adviser; (iii) Managers and retired Managers of the Fund (including spouses, children, and parents of Managers and retired Managers); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares; (v) clients of brokers, dealers, investment advisers, financial planners or other financial services firms with which the Fund has a special arrangement; (vi) participants in an investment advisory or agency commission program under which such participant pays a fee to an investment adviser or other firm for portfolio management or brokerage services; (vii) orders placed on behalf of other investment companies that the Distributor or an affiliated company distributes; and (viii) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed (as applicable) by the Adviser, the Distributor, and any affiliates of the Adviser or the Distributor in amounts that, if combined with the new order for Shares of the Fund, may qualify the purchaser for a lesser Sales Load (or a complete waiver of the Sales Load). To receive a Sales Load waiver in conjunction with any of the above categories, an investor must, prior to the time of purchase, inform the Fund about the investor’s eligibility for the waiver of the Sales Load and give the Fund sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus.

Distribution Plan

The Fund has adopted Distribution and Servicing Plan (the “Distribution Plans”) for each Class A Shares and Class D Shares which allows the Fund to pay distribution fees for the sale and distribution of its Class A Shares and Class D Shares. Under the Distribution Plans, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Class A Shares and up to 0.25% on an annualized basis of the Fund’s net asset value attributable to Class D Shares (the “Distribution Fee”) to the Fund’s Distributor or other qualified recipients. Payment of the Distribution Fee will be governed by the respective Distribution Plan for Class A Shares or Class D Shares which, pursuant to the conditions of an exemptive order expected to be issued by the SEC, will be adopted by the Fund with respect to Class A Shares and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. Class A Shares and Class D Shares will not be offered until the Fund has received an exemptive order from the SEC permitting the adoption of the Distribution Plan. The Distribution Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Shares and Class D Shares. Class I Shares are not subject to the Distribution Fee and do not bear any expenses associated therewith.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain other intermediaries and qualified recipients, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information, and support services. The amount of such payments may differ for different intermediaries and qualified recipients. Payments made by the Adviser may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Administration

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement and transfer agency agreement between the Fund and the Administrator (collectively the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund, as applicable: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average net asset value of the Fund, subject to a minimum monthly fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that the Administrator’s cumulative liability to the Fund for a calendar year will be limited in relation to the fees and expenses charged by the Administrator in the relevant calendar year. In addition, the Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the willful misconduct or gross negligence of the Administrator, its officers or employees. In addition, the Administrator will not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys’ fees) under any provision of the Administration Agreement or for any such damages arising out of any act or failure to act thereunder.

The Administration Agreement also provides that the Fund shall indemnify and hold the Administrator and its directors, officers, agents, and employees harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator’s acceptance of the Administration Agreement, any action or omission by the Administrator in the performance of its duties as administrator of the Fund, or as a result of acting upon instructions reasonably believed by it to have been duly authorized by the Fund or upon reasonable reliance on information or records given or made by the Fund or the Adviser. The indemnification will not apply to actions of the Administrator, its officers, or employees in cases of their own willful misconduct or gross negligence.

Custodian

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 928 Grand Boulevard, Kansas City, MO 64106.

Fund expenses

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate actions, travel associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; the Investment Management Fee, the Distribution Fee (Class A Shares and Class D Shares only), the Incentive Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; costs and expenses relating to any amendment of the LLC Agreement or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the prospectus, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under “Summary of the LLC Agreement — Limitation of liability; indemnification”); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser and its affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.

The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Such indirect fees and expenses are borne by the Fund and allocated to Class A Shares, Class D Shares and Class I Shares on a pro rata basis.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Shareholder’s account.

Expense Limitation and Reimbursement Agreement

The Adviser has entered into an expense limitation agreement and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby, for at least one-year from the effective date of this Prospectus, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.95%, 2.25% and 2.50% of the average daily net assets of Class A Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend, and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.95%, 2.25% and 2.50% for the Class A Shares, Class I Shares and Class D Shares, respectively. The Expense Limitation Agreement automatically renews for consecutive one-year terms unless terminated by the Fund or Adviser. For a period not to exceed three years from the date on which a Waiver is made, the Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. Any recoupment would be limited to the lesser of (1) the expense limitation in effect at the time of waiver, or (2) the expense limitation in effect at the time of recoupment.

Voting

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called by the (i) Board or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Conflicts of interest

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. The Fund will apply for exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by the Adviser or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Managers of the Board who have no financial interest in the co-investment transaction and a majority of the Independent Managers approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief. In addition, the Adviser, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Expenses incurred with respect to the Fund Investments are generally allocated among the Fund and the Adviser’s and its affiliates’ other clients participating in such investments. With respect to each Fund Investment in which any co-investor of the Adviser or its affiliates co-invests with one or more funds (including the Fund) or separate accounts managed by the Adviser or its affiliates, investment expenses or indemnification obligations related to such investments are generally borne by such funds (including the Fund) or separate accounts and such co-investor(s) in proportion to the capital committed by each to such investment.

Broken deal expenses are generally allocated entirely to funds (including the Fund) or separate accounts discretionarily managed by the Adviser or its affiliates that would be allocated the relevant potential, but ultimately unconsummated, investment and not to any co-investor of the Adviser or its affiliates allocated to such proposed investment. Discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates typically have priority allocation rights to investments whilst co-investors have no such rights but typically participate to enable a transaction considered beneficial for the discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates participating therein as such funds’ and separate accounts’ collective appetite alone is typically insufficient to consummate such transactions. Accordingly, amongst such discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates, each shall bear the entire amount of broken deal expenses incurred, in proportion to the capital they would have committed to the contemplated unconsummated investment, save for certain initial stage broken deal expenses which may be allocated to funds (including the Fund) and separate accounts managed by the Adviser or its affiliates (and not to co-investors of the Adviser and its affiliates) based on such funds’ and accounts’ investment objectives rather than a planned allocation to an investment.

Notwithstanding the above, the Adviser or its affiliates may enter into separate arrangements with clients and co-investors in connection with the payment of investment related expenses (including broken deal expenses); such arrangements shall not disadvantage any discretionarily managed funds or separate accounts managed by the Adviser or its affiliates.

Allocation of the Adviser’s and its affiliates’ time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, its affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Adviser and its affiliates. The Adviser and its employees will devote only as much of their time to the Fund’s business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser, its employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation arrangements

The Adviser will receive fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to offerings of equity by the Fund, which allow the Adviser to earn increased Investment Management Fees.

Distributions

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or Portfolio Companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form) identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of a Shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Certain U.S federal income tax considerations.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated and intends to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, annually distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a “spillover dividend” the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “Certain U.S. federal income tax considerations.”

The Fund has adopted an “opt out” dividend reinvestment plan for Shareholders. As a result, if the Fund makes a distribution, then Shareholders have their distributions reinvested in additional Shares unless they specifically “opt out” of the DRIP so as to have their distributions paid in cash. See “Certain U.S. federal income tax considerations.”

Dividend reinvestment plan

The Fund has adopted an “opt-out” dividend reinvestment plan (or “DRIP”) pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s application or by notifying the Administrator in writing (i) via overnight mail, Constitution Capital Private Markets Fund, C/O UMB Fund Services, 235 W Galena Street, Milwaukee WI 53212, (ii) via USPS mail, Attn: Constitution Capital Private Markets Fund, PO Box 2175, Milwaukee WI 53201, or (iii) via fax to (816) 860-3138. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a Shareholder may “opt out” of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.

There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator in writing (i) via overnight mail, Constitution Capital Private Markets Fund, C/O UMB Fund Services, 235 W Galena Street, Milwaukee WI 53212, (ii) via USPS mail, Attn: Constitution Capital Private Markets Fund, PO Box 2175, Milwaukee WI 53201, or (iii) via fax to (816) 860-3138.

All correspondence concerning the DRIP should be directed to the Administrator in writing (i) via overnight mail, Constitution Capital Private Markets Fund, C/O UMB Fund Services, 235 W Galena Street, Milwaukee WI 53212, (ii) via USPS mail, Attn: Constitution Capital Private Markets Fund, PO Box 2175, Milwaukee WI 53201, or (iii) via fax to (816) 860-3138.

Outstanding securities

As of the date of the Prospectus, there were 10,000 outstanding Shares of the Fund.

Repurchases of Shares

No right of redemption

The Fund is not a liquid investment.    No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem or repurchase its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Periodic repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about each January 1, April 1, July 1 and October 1.

The Fund will make repurchase offers, if any, to all holders of Shares.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Fund normally conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the amount of Shares to be repurchased:

•        whether any Shareholders of the Fund have requested to tender Shares to the Fund;

•        the working capital and liquidity requirements of the Fund;

•        the relative sizes of the repurchase requests and the Fund;

•        the past practice of the Fund in repurchasing Shares;

•        the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•        the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares; and

•        the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments), and the availability of information as to the value of its interests in underlying Portfolio Companies, Portfolio Funds and other Fund Investments.

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

As an alternative, during such periods the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law (a “Discount Repurchase Offer”). The benefit of any Shares repurchased at a discount will be for the account of the Fund.

Procedures for repurchase of Shares

The following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Shares.

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s net asset value, as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Management Fee, any Distribution Fee, Administration Fee, any Incentive Fee and any Early Repurchase Fee (as defined below)), any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased (including pursuant to a Discount Repurchase Offer, if applicable). If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

Payment by the Fund upon a repurchase of Shares is expected to be made in cash. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Portfolio Funds and/or Portfolio Companies in the form of securities that are transferable to the Fund’s Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Shareholders on a proportional basis. See “Calculation of net asset value; valuation.”

In light of liquidity constraints associated with many of the Fund Investments and the fact that the Fund may have to liquidate interests in such investments to fund the repurchase of Shares and due to other considerations applicable to the Fund, the Fund expects to employ the following additional repurchase procedures:

•        The value of Shares being repurchased will be determined as of a date, determined by the Board, in its sole discretion, will be no more than 65 days after the Expiration Date (the “Valuation Date”), and any such repurchase will be effected as of the Valuation Date (the “Repurchase Date”). As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on or about each January 1, April 1, July 1 and October 1. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which such Valuation Date occurred.

•        The initial payment (the “Initial Payment”) will be in an amount equal to at least 90% of the estimated aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above. The Initial Payment will be made on or before the 65th day after the Expiration Date.

•        The second and final payment is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made no later than five (5) business days after the completion of such audit.

•        Notwithstanding anything in the foregoing to the contrary, if a Shareholder, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Shares as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date. Such payment shall be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above, based upon information known to the Fund as of the date of the Final Payment, over (ii) the Initial Payment. If, based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall decrease such Shareholder’s account balance by the amount of any overpayment and redeem for no additional consideration a number of Shares having a value equal to such amount, or increase such Shareholder’s account balance by the amount of any underpayment and issue for no additional consideration a number of Shares having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Managers, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date. Shareholders whose written tenders are not accepted by the Fund for payment prior to the expiration of forty business days from the commencement of the offer, have the right to withdraw their tender requests.

Payments for repurchased Shares may require the Fund to liquidate Fund Investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover; provided, however, that where the Board determines to make Discount Repurchase Offers as described above, the consequences of such premature liquidation may be wholly or partially mitigated. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in — first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders regardless of share class.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate Shareholders, whose Shares are repurchased, costs and charges imposed by Portfolio Funds or otherwise incurred in connection with Fund Investments, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges. Additionally, as described above, the Board may offer to repurchase at a discount to net asset value under certain circumstances.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 with respect to Class A Shares, $10,000 with respect to Class D Shares and $10,000 with respect to Class I Shares. Such minimum account balance requirement may be waived by the Fund, in its sole discretion. Subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, the Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

Minimum Repurchase Threshold

The Fund has agreed to provide Shareholders with a minimum repurchase threshold (the “Minimum Repurchase Threshold”) which shall be tested on a quarterly basis and which shall be met if either of the following conditions is satisfied over the period encompassed by the most recent four fiscal quarters:

(1)    the Fund offers one quarterly repurchase of its Shares in which all Shares that were tendered by Shareholders are repurchased by the Fund; or

(2)    an amount of Shares equal to at least 10% of the Fund’s average number of outstanding Shares not subject to an early repurchase fee over the period has been repurchased by the Fund.

The Minimum Repurchase Threshold does not guarantee that the Fund will offer to repurchase Shares in any given quarter.    When the Fund does make an offer to repurchase Shares, a Shareholder may not be able to liquidate all of their Shares either in response to that repurchase offer, or over the course of several repurchase offers.

If neither condition of the Minimum Repurchase Threshold has been satisfied over the most recent four fiscal quarters, or a repurchase offer period ends with more than 50% of the Fund’s outstanding Shares having been tendered in response to that repurchase offer, the Board will call a special meeting of Shareholders at which Shareholders will be asked to vote on whether to liquidate the Fund. The Fund will be liquidated and dissolved if Shareholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders vote in favor of such liquidation. If Shareholders do not vote to liquidate the Fund, testing of the Minimum Repurchase Threshold will be suspended and will be resumed at the close of the fourth fiscal quarter end following such vote. If Shareholders do vote to liquidate the Fund, the Adviser will seek to liquidate the Fund’s assets over a five year period, after which the Adviser will waive all Investment Management Fees otherwise payable by the Fund.

Mandatory redemption by the Fund

In accordance with the terms and conditions of the LLC Agreement, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at net asset value in accordance with the LLC Agreement and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the merger, consolidation, division, conversion, transfer, domestication, dissolution and winding up, death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, as the case may be; or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “Eligible investors.” Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, each of the transferee and transferor own less than $10,000 worth of Shares in the case of Class A Shares, $10,000 worth of Shares in the case of Class D Shares or $10,000 in worth of Shares in the Case of Class I Shares. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the LLC Agreement and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the LLC Agreement. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the LLC Agreement or any misrepresentation made by that Shareholder in connection with any such transfer.

Calculation of net asset value; valuation

The Fund will calculate the net asset value of each class of Shares as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the net asset value of each class of Shares), less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of Class A Shares, Class D Shares and of Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class A Shares, Class D Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Adviser will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Fund has also retained a valuation assurance service provider to provide the Fund reasonable assurance on the correctness of the processes and procedures leading to the fair value determinations by the Adviser. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

The Valuation Procedures provide that the Fund will value its Fund Investments at fair value.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price adjusted for potential restrictions on the transfer or sale of such securities.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations the Adviser considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Adviser will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying Portfolio Companies or other business counterparties (e.g., debt agents) such as last twelve months or forecast/budgeted EBITDA, sales, net income figures or forecast cash flows.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Board or the Adviser regarding appropriate valuations should prove incorrect.

Portfolio Funds are generally valued based on the latest net asset value reported by the Portfolio Fund Manager. Any cash flows since the reference date of the last net asset value for a Portfolio Fund received by the Fund from a Portfolio Fund Manager until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Portfolio Fund Manager.

In addition to tracking the net asset value plus related cash flows of such Portfolio Funds, the Adviser also intends to track valuation relevant information relating to the assets held by each Portfolio Fund which is reasonably available at the time the Fund values its investments. The Adviser will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Adviser concludes in good faith that the latest net asset value reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Adviser will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held Portfolio Funds, the Adviser applies valuation methodologies as outlined above in “Calculation of Net Asset Value; Valuation.”

Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Adviser will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Certain U.S. federal income tax consideration

The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Prospectus, the Treasury Regulations, rulings of the U.S. Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other U.S. federal, state or local agency with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of Shares.

Election of the Fund to be taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any net taxable income that it distributes to its Shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below).

Taxation as a RIC

As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of the sum of the Fund’s: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of the Fund’s gross tax exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders (the “Annual Distribution Requirement”). The Fund intends to distribute, in its Shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. A Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the “Excise Tax”) on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•        derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, debt, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “Source of Income Test”); and

•        diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

•        at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

•        no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” (the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also be required to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Pursuant to the recently enacted tax legislation commonly known as the Tax Cuts and Jobs Act, Section 451(b) of the Code has been amended to require certain accrual method taxpayers to include certain amounts in income for U.S. federal income tax purposes no later than the time such amounts are reflected on certain financial statements. This rule may thus require the Fund to accrue income earlier than otherwise would be the case under general tax rules, although the precise application of this rule is unclear at this time.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its Shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may need to sell some of the Fund Investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to meet its Annual Distribution Requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and/or be subject to corporate-level U.S. federal income tax.

In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a taxable subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Fund Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund makes investments in securities that are issued at a discount or providing for deferred interest or paid-in-kind interest and are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund’s Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund’s qualification as a RIC and to avoid U.S. federal income and the Excise Tax. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the Annual Distribution Requirement and for avoiding U.S. federal income and the Excise Tax. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, or reduce new investments to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund’s Shareholders their share of the foreign taxes paid by the Fund.

The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and Treasury Regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investments in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain the Fund’s qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances, an investment in a passive foreign investment company could result in a tax to the Fund and/or an increase in the amount of taxable distributions by the Fund. In addition, under proposed Treasury Regulations, taxable income inclusions from certain passive foreign investment companies and controlled foreign corporations would not qualify for purposes of the Source of Income Test to the extent that the fund does not receive a current distribution of cash from such passive foreign investment companies or controlled foreign corporations, as the case may be, in respect of such income inclusions.

Failure to qualify as a RIC

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction, with respect to such amounts. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any net built-in gains in the assets held by it at the time of its re-qualification as a RIC that are recognized during the 5-year period after such requalification, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of U.S. Shareholders

A “U.S. Shareholder” generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States;

•        a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

•        a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” may be eligible for a reduced rate of U.S. federal income tax. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced rate applicable to “qualifying dividends.” Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, which are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund.

In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder’s income as long-term capital gains and (ii) the U.S. Shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

A U.S. Shareholder participating in the DRIP will be taxed on the amount of such distribution in the same manner as if such Shareholder had received such distribution in cash. Any stock received in a purchase under the DRIP will have a holding period for tax purposes commencing on the day following the day on which Shares are credited to a U.S. Shareholder’s account.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in such sale or other disposition. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than one year. Otherwise, such gain will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a sale or other disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before such sale or disposition.

In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report U.S. Shareholders’ cost basis, gain/loss, and holding period to the IRS on IRS Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax-exempt Shareholders, including those acquired through DRIP, will be considered “covered” securities. The Fund intends to choose FIFO (“first-in, first-out”) as the Fund’s default tax lot identification method for all Shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method “covered” securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so from the time you are admitted as a Shareholder up through and until the sale of the “covered” securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

The Fund will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gain. In addition, the

U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for preferential rates). Distributions paid by the Fund generally will not be eligible for the dividends received deduction or the preferential tax rate applicable to “qualifying dividends” because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Under applicable Treasury Regulations, if a U.S. Shareholder recognizes a loss with respect to its Shares of $2,000,000 or more for a non-corporate U.S. Shareholder or $10,000,000 or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of tax-exempt Shareholders

Under current law, an investment in the Fund generally should not give rise to unrelated business taxable income (“UBTI”) by tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares. Certain tax-exempt Shareholders are subject to differing rules under the Code and may recognize UBTI from an investment in the Fund.

Taxation of non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30%

rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. Shareholder, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, in each case, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

* * * * *

THE TAX AND OTHER MATTERS DESCRIBED IN THIS PROSPECTUS DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, AND THE FUND’S ELECTION TO BE SUBJECT TO U.S. FEDERAL INCOME TAX AS A RIC, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

ERISA considerations

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code impose certain requirements on employee benefit plans to which ERISA applies, and on those persons who are fiduciaries with respect to such plans. The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans (and their fiduciaries)) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, “Plans”). In accordance with ERISA’s general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan (“parties in interest” within the meaning of ERISA and “disqualified persons” within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans’ investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or entities that are affiliated with the Fund, and, as a result, one or more of such entities may be deemed to be a “party in interest” or “disqualified person” with respect to (including a fiduciary of) any such prospective Plan investor.

Because the Fund is registered as an investment company under the Investment Company Act, the assets of the Fund will not be deemed to constitute Plan assets.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

Eligible investors

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. The criteria for qualifying as a “qualified client” and “accredited investor” are set forth in the subscription document that must be completed by each prospective investor. The “qualified client” and “accredited investor” criteria will apply to all investors and will not be waived.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet additional eligibility standards as defined by the Fund in its sole discretion. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons under the Securities Act or for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Constitution Capital Private Markets Fund, PO Box 2175, Milwaukee WI 53201, or by calling the Fund at 855.551.CCPM (2276). See “Certain U.S. federal income tax considerations — Taxation of non-U.S. Shareholders.”

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

Purchasing Shares

Purchase terms

The minimum initial investment in the Fund by any investor is $25,000 with respect to Class A Shares, $25,000 with respect to Class D Shares and $500,000 with respect to Class I Shares, and the minimum additional investment in the Fund by any Shareholder is $1,000 with respect to Class A Shares, $1,000 with respect to Class D Shares and $1,000 with respect to Class I Shares. All current and future classes of Shares will be subject to at least a $25,000 minimum initial investment. However, the Fund, in its sole discretion, may accept investments below these minimums. For example, investors subscribing through a given broker/dealer or registered investment adviser may have interests aggregated to meet these minimums, so long as denominations are not less than $10,000 and incremental contributions to those interests are not less than $1,000. The purchase price of the Shares is based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer. A prospective investor must also submit a completed subscription document (including investor certifications) at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document (including investor certifications) are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

Additional information

Futures transactions

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that will subject the adviser of an investment company to registration as a Commodity Pool Operator (“CPO”) if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s position in such investments may not exceed 5% of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the net asset value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose new limits on the amount of derivatives, short sales, and tender option bond transactions that the Fund can enter into; eliminate the asset segregation framework to comply with Section 18 of the Investment Company Act; treat certain derivatives as senior securities so that a failure to comply with the limits might be alleged by a regulator to be a statutory violation; and potentially require the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The extent of the impact of such new regulations on the Fund, including the ability of the Fund to continue to utilize derivatives, short sales and tender option bond transactions in an amount similar to its intended initial use of such transactions, remains uncertain.

Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (“Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with: Section 8 of the Investment Company Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the Investment Company Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the Investment Company Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly owned by the Fund.

Summary of the LLC Agreement

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix A to this Prospectus. A prospective investor and his or her advisors should carefully review the LLC Agreement as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Description of Shares; additional classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

The Fund currently offers three (3) separate classes of Shares designated as Class A Shares, Class D Shares and Class I Shares. Each class of Shares will have differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution and service fees that each class may be charged.

While the Fund presently intends to offer three (3) classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class A Shares, Class D Shares and Class I Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; (7) any conversion features, as permitted under the Investment Company Act. Class I Shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Liability of Shareholders

Under Delaware law and the LLC Agreement, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Shareholder, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Shareholder, or the Board may reduce any amount payable by the Fund to a Shareholder in respect of a repurchase of Shares, in accordance with the LLC Agreement in certain circumstances. See “Repurchases of Shares — Periodic repurchases.”

Limitation of liability; indemnification

The LLC Agreement provides that the members and former members of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder’s capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Amendment of the LLC Agreement

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Managers, if required by the Investment Company Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the Investment Company Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Shareholder materially adversely affected thereby or unless each Shareholder has received written notice of the amendment and any Shareholder objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Shares repurchased by the Fund.

Term, dissolution, and liquidation

The Fund shall be dissolved:

(1)    upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board, or (ii) Shareholders holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Shareholders; or

(2)     as required by operation of law.

Upon the occurrence of any event of dissolution, one or more members of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more members of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Shareholders; and (iii) finally to the Shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

Reports to Shareholders

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.

Fiscal year

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

Independent registered public accounting firm; legal counsel

The Board has selected PricewaterhouseCoopers LLP, as the independent registered public accountants of the Fund.

Faegre Drinker Biddle & Reath LLP, of One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Adviser of the Fund.

Inquiries

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 235 West Galena Street, Milwaukee, WI 53212 or by calling the Fund toll-free at 855.551.CCPM (2276).

Appendix A — LLC Agreement

CONSTITUTION CAPITAL PRIVATE MARKETS FUND, LLC

LIMITED LIABILITY COMPANY AGREEMENT

This Limited Liability Company Agreement (the “Agreement”) of Constitution Capital Private Markets Fund, LLC (the “Fund”) is made and entered into with effect from August 4, 2022 (the “Effective Date”) by and among the Fund, Constitution Capital PM, L.P., and those Shareholders who have executed, or shall in the future execute, this Agreement and are admitted to the Fund as Shareholders of the Fund (collectively, the “Parties”).

WHEREAS, the Fund was formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to this Agreement and the Certificate dated as of, and filed with the Secretary of State of the State of Delaware on, March 3, 2022; and

WHEREAS, the Parties desire to enter into this Agreement to reflect the terms of the entire agreement with respect to the subject matter hereof.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

The following definitions shall be equally applicable to both the singular and plural forms of the defined terms. For purposes of this Agreement:

Section 1.1       “Accounting Period” means the period beginning upon the commencement of operations of the Fund and, thereafter, each period beginning on the day after the last day of the preceding Accounting Period and ending on the first to occur of the following: (i) the last day of each calendar month; (ii) the last day of each taxable year of the Fund; (iii) the day preceding the effective date on which a contribution of capital is made to the Fund; (iv) the Valuation Date with respect to any repurchase of Shares by the Fund, or the day preceding the effective date of any redemption of any Share or portion thereof of any Shareholder or the complete withdrawal by a Shareholder; or (v) the day preceding the day on which a substituted Shareholder is admitted to the Fund. The Fund’s final Accounting Period shall end on the effective date of the dissolution of the Fund.

Section 1.2       “Administration Agreement” means the administration agreement entered into between the Administrator and the Fund under which the Administrator will provide certain administrative services to the Fund in exchange for certain fees, as amended or restated from time to time.

Section 1.3       “Administration Fee” means the fee paid to the Administrator for its services out of the Fund’s assets.

Section 1.4       “Administrator” means UMB Fund Services, Inc., or any Person who may hereafter, directly or indirectly, succeed or replace UMB Fund Services, Inc. as the administrator of the Fund.

Section 1.5       “Adviser” means Constitution Capital PM, L.P. or any Person who may hereafter directly or indirectly, succeed or replace Constitution Capital PM, L.P. as investment adviser of the Fund.

Section 1.6       “Advisers Act” means the Investment Advisers Act of 1940, as amended and the rules, regulations and orders thereunder from time to time, or any successor law.

Section 1.7       “Affiliate” means “affiliated person” as such term is defined in the Investment Company Act.

Section 1.8       “Agreement” means this Limited Liability Company Agreement, as amended and/or restated from time to time.

Section 1.9       “Board of Managers” means the Board of Managers of the Fund established pursuant to Section 2.6 hereof.

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Section 1.10      “Capital Contribution” means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Shareholder.

Section 1.11     “Certificate” means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Section 1.12     “Class” means any division of Shares, which Class is or has been established in accordance with the provisions of Section 3.1(d) hereof.

Section 1.13     “Code” means the United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Section 1.14     “Confidential Information” shall have the meaning set forth in Section 8.10.

Section 1.15     “Delaware Act” means the Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

“Distributor” means Foreside Financial Services, LLC, or any Person who may hereafter directly or indirectly succeed or replace Foreside Financial Services, LLC as the distributor of the Fund.

Section 1.16     “Distribution Agreement” means the distribution agreement entered into between the Distributor and the Fund, as amended or restated from time to time.

Section 1.17     “Distribution Fee” means the compensation paid pursuant to any distribution and/or services plan adopted in compliance with Rule 12b-1 under the Investment Company Act, or any successor thereto or replacement rules.

Section 1.18     “Extraordinary Expenses” means all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any Person; costs and expenses for indemnification or contribution payable by the Fund to any Person (including, without limitation, pursuant to the indemnification obligations described under Section 3.7 of this Agreement); expenses of a reorganization, restructuring or merger of the Fund, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

Section 1.19     “FATCA” means the United States Foreign Account Tax Compliance Act of 2010 or similar law.

Section 1.20     “Fiscal Year” means the period beginning on the commencement of operations of the Fund and ending on the first March 31 following such date, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall designate another fiscal year for the Fund.

Section 1.21     “Form N-2” means the Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Section 1.22     “Fund” means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Section 1.23     “Incentive Fee” means the Incentive Fee or Fees contemplated by the Investment Management Agreement, such Incentive Fee or Fees to be more fully described in the Investment Management Agreement.

Section 1.24      “Independent Managers” means those Managers who are not “interested persons” of the Fund as such term is defined in the Investment Company Act.

Section 1.25     “Initial Closing Date” means the first date on or as of which a Shareholder other than Constitution Capital PM, L.P. is admitted to the Fund.

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Section 1.26     “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section 1.27      “Investment Management Agreement” means the investment management agreement entered into between the Fund and the investment adviser of the Fund, as amended or restated from time to time.

Section 1.28     “Investment Management Fee” means the fee paid to the Adviser for its services out of the Fund’s assets, as described in the Investment Management Agreement.

Section 1.29     “Losses” shall have the meaning set forth in Section 3.7(a).

Section 1.30     “Manager” means each natural person who serves on the Board of Managers and any other natural person who, from time to time, pursuant to the terms of this Agreement shall serve on the Board of Managers, each for so long as such person serves on the Board of Managers. Each Manager shall constitute a “manager” of the Fund within the meaning of the Delaware Act.

Section 1.31     “Net Asset Value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. The Net Asset Value of each Class will be calculated separately in order to reflect the fees and expenses applicable to such Class.

Section 1.32     “Organizational Shareholder” means Constitution Capital PM, L.P., which is hereby admitted as the initial Shareholder as of the Effective Date.

Section 1.33     “Person” or “person” means any natural person, individual, entity (or series thereof), corporation, partnership (whether general or limited), association (including any group, organization, co-tenancy, plan, board, council or committee), limited liability company, joint-stock company, trust (including a common law trust, business trust, statutory trust, voting trust or any other form of trust), estate, joint venture, organization or unincorporated organization, government (including a country, state, county or any other governmental subdivision, agency or instrumentality), custodian, nominee or any other individual or entity (or series thereof) in its own or any representative capacity, in each case, whether domestic or foreign.

Section 1.34      “Portfolio Fund” means a pooled investment vehicle or registered investment company.

Section 1.35     Pronouns. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or Persons, firm or corporation may require in the context thereof.

Section 1.36     “Securities” means securities (including, without limitation, equities, debt obligations, options, other “securities” as that term is defined in Section 2(a)(36) of the Investment Company Act), and other financial instruments of United States and non-U.S. entities and commodities, including, without limitation, capital stock; shares of beneficial interests; partnership interests and similar financial instruments; bonds, notes, debentures (whether subordinated, convertible or otherwise); currencies; commodities; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and debt securities of foreign governments, other financial instruments and all other commodities, (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements including brokerage account agreements relating to or securing such transactions; equipment lease certificates, equipment trust certificates; loans; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; open and closed-end registered and unregistered investment companies; money market funds; obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any Person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.

Section 1.37     “Securities Transactions” shall have the meaning set forth in Section 2.5.

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Section 1.38     “Shares” means the equal proportionate units into which the limited liability company ownership interests of all Shareholders, including Organizational Shareholder, or other Person to whom a Share or portion thereof has been transferred pursuant to Section 4.3 hereof, are divided from time to time or, if more than one Class is authorized in accordance with Section 3.1(d) hereof, the equal proportionate units into which each Class shall be divided from time to time, each of which represents an ownership interest in the Fund that is equal in all respects to all other Shares of the same Class, and includes fractions of Shares as well as whole Shares.

Section 1.39     “Shareholder” means any Person who owns Shares and shall have been admitted to the Fund as a shareholder in such Person’s capacity as a shareholder of the Fund. The admission of a Person as a Shareholder shall constitute such Person’s admission as a member (within the meaning of the Delaware Act) of the Fund, and the cessation of a Person’s status as a Shareholder shall terminate such Person’s membership in the Fund. For purposes of the Delaware Act, there are no classes or groups of Shareholders (or members) other than those (if any) established in accordance with the provisions of Section 3.1(d) hereof.

Section 1.40     “Transfer” means the assignment, transfer, sale, encumbrance, pledge or other disposition of Shares; verbs, adverbs or adjectives such as “Transfers,” “Transferred” and “Transferring” shall have correlative meanings.

Section 1.41     “Valuation Date” means a date on which the value of Shares being repurchased will be determined by the Board of Managers in its sole discretion.

ARTICLE II

ORGANIZATION; ADMISSION OF SHAREHOLDERS; BOARD OF MANAGERS

Section 2.1       Formation of Limited Liability Company. The Organizational Shareholder and any other Person designated by the Board of Managers are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board of Managers shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

Section 2.2       Name. Subject to the limited license granted under the Investment Management Agreement, the name of the Fund shall be “Constitution Capital Private Markets Fund, LLC” or such other name as the Board of Managers hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Shareholder. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board of Managers.

Section 2.3       Principal and Registered Office. The Fund shall have its principal office, c/o Constitution Capital PM, L.P., at 300 Brickstone Sq., Suite 1001, Andover, MA 01810, or at such other place designated from time to time by the Board of Managers. The Fund shall have its registered office in the State of Delaware at 251 Little Falls Drive, Wilmington, Delaware 19808, and shall have the Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers in accordance with the Delaware Act.

Section 2.4       Duration. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

Section 2.5       Business of the Fund.

(a)         The business and purposes of the Fund are (i) to, directly or through the purchase of interests in Portfolio Funds, purchase, sell (including short sales), invest and trade in Securities (collectively, “Securities Transactions”) and (ii) to engage in any financial or derivative transactions relating thereto or otherwise, and to exercise such rights and powers as are permitted to be exercised by limited liability companies under the

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Delaware Act that are related or incidental to and necessary, convenient or advisable for the accomplishment of the foregoing business and purposes, including without limitation to create, authorize and issue Shares. The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out the Fund’s objectives or business. The Fund is hereby authorized to execute, deliver and perform, and each of the officers of the Fund, acting alone, on behalf of the Fund, is hereby authorized to execute and deliver and to cause the Fund to perform, the Investment Management Agreement, Distribution Agreement and Administration Agreement and any documents contemplated thereby or related thereto and any amendments thereto, without any further act, vote or approval of any Person, including the Board of Managers or any Shareholder, notwithstanding any other provision of this Agreement. Notwithstanding any other provision of this Agreement (including any provision that would purport to govern over this provision), the execution, delivery and performance of the Investment Management Agreement, Distribution Agreement and Administration Agreement by the Fund do not and shall be deemed not to violate this Agreement, including any provision, restriction or covenant contained herein.

(b)         The Fund shall operate as a closed-end management investment company in accordance with the Investment Company Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

Section 2.6       The Board of Managers.

(a)         Prior to the Initial Closing Date, the Organizational Shareholder shall, in its sole discretion, appoint persons to serve as Managers on the Board of Managers. Following the effectiveness of this Agreement, each Manager shall agree to be bound by all of the terms of this Agreement applicable to Managers. The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Shareholders, appoint as a Manager any person who shall agree to the provisions of this Agreement pertaining to the obligations of Managers. Any person who shall hold himself or herself out as a Manager or acts in such capacity shall be deemed to have agreed to the provisions of this Agreement pertaining to the obligations of a Manager whether or not such person executes a written agreement to such effect. The total number of Managers constituting the entire Board of Managers initially shall consist of such number of Managers as have been appointed by the Organizational Shareholder, and thereafter shall be fixed from time to time by the Board of Managers.

(b)         Each Manager shall serve as a Manager for the duration of the term of the Fund, unless otherwise provided in Section 4.1 (including if his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof). If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the Investment Company Act. The Managers may call a meeting of Shareholders to fill any vacancy in the position of Manager, and shall do so when required and in the manner prescribed by the Investment Company Act.

(c)         In the event that no Manager remains, the Adviser shall promptly call a meeting of the Shareholders, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Shareholders shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

Section 2.7       Shares; Shareholders.

(a)         The equity ownership interests in and share capital of the Fund shall be represented by Shares. It is not contemplated that certificates will be issued for the Shares; provided, however, that the Board of Managers, in its discretion, may authorize the issuance of Share certificates and promulgate appropriate fees therefore and rules and regulations as to their use. The Shares, or each Class (if there be any Classes), shall have such designations, rights (including voting rights), powers, and preferences, and the qualifications, limitations or restrictions thereof, duties, liabilities, and obligations, as are set forth in or pursuant to this Agreement.

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(b)         The Shares shall be divided into such transferable Shares of as many separate and distinct Classes of Shares as the Board of Managers, in their sole discretion and without Shareholder approval, from time to time create and establish. The Board of Managers shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Class of the Fund, to create, establish and designate, and to change in any manner, any initial Class or additional Classes, and to fix such preferences, voting powers, rights and privileges of such Classes as the Board of Managers may from time to time determine, to divide or combine the Shares or any Classes into a greater or lesser number, to classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Shares into one or more Shares that may be established and designated from time to time, and to take such other action with respect to the Shares as the Board of Managers may deem desirable. Unless another time is specified by the Board of Managers, the establishment and designation of any Shares shall be effective upon the adoption of a resolution by the Board of Managers setting forth such establishment and designation and the preferences, powers, rights and privileges of the Shares of such Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Class including, without limitation, the Prospectus of the Fund, or as otherwise provided in such resolution.

(c)         The Fund is hereby authorized to create, authorize and issue an unlimited number of Shares. The Board of Managers may issue Shares of each Class to any Person at the net asset value of such Class of Shares as calculated in accordance with the valuation procedures adopted by the Board of Managers and in exchange for such consideration and on such terms as it may determine (or for no consideration if issued in connection with a distribution in Shares or a split of Shares) without action or approval of the Shareholders notwithstanding anything herein to the contrary. The number of Shares held by each Shareholder shall not be affected by any issuance by the Fund of Shares to other Shareholders. All Shares when so issued on the terms determined by the Board of Managers shall be fully paid and non-assessable.

(d)         The Board of Managers may cause the Fund to issue Shares, and may cause the admission of one or more Persons as Shareholders, as of the beginning of each calendar month or at such other times as the Board of Managers may determine. A Person who holds Shares and who has been approved for admission by the Board of Managers shall be admitted as a Shareholder when such Person has been listed as a Shareholder on the books and records of the Fund. A Person may be admitted to the Fund as a Shareholder without having signed this Agreement. Each Shareholder by acceptance of its Shares agrees to be bound by this Agreement and this Agreement shall not be unenforceable by reason of it not having been signed by a person admitted as a Shareholder. The Board of Managers, in its sole and absolute discretion, may reject requests to purchase Shares. The Board of Managers may, in its sole discretion, suspend or terminate the offering of the Shares at any time. The books and records of the Fund shall be revised to reflect the name and Capital Contribution of each Shareholder that is admitted to the Fund.

(e)         Except as provided herein, each Share of a particular Class shall represent an equal proportionate interest in the Fund, and each Share of a particular Class shall be equal with respect to the interest per Share of that Class as against each other Share of that Class, but for the avoidance of doubt, this shall not mean that any shareholder holds any proprietary right to, or has any interest in, the assets of the Fund. The rights attaching to all Shares shall be identical as to right of repurchase by the Fund, distributions (whether or not on liquidation) and, except as provided in Section 3.3(c) hereof, voting rights. The Board of Managers may from time to time divide or combine the Shares of a particular Class into a greater or lesser number of Shares of that Class provided that such division or combination does not change the proportionate interest in the Fund of any Shareholder or other holder of Shares or in any way affect the rights of Shares.

(f)          Shares may be issued as fractions thereof. Any fractional Share, if outstanding, shall carry proportionately all the rights and obligations of a whole Share, including those rights and obligations with respect to voting, receipt of distributions, redemption of Shares, and liquidation of the Fund.

Section 2.8       Organizational Shareholder. The initial Capital Contribution to the Fund by the Organizational Shareholder shall be represented by a Share. Upon the admission to the Fund of an additional Shareholder pursuant to Section 2.7, the Organizational Shareholder shall become entitled to the return of all or a portion of its Capital Contribution, if any, without interest or deduction, and to withdraw from the Fund as a Shareholder.

Section 2.9       Both Managers and Shareholders. A Shareholder may at the same time be a Manager and a Shareholder, or the Adviser and a Shareholder, in which event such Shareholder’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

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Section 2.10     Limited Liability. Except as otherwise provided under applicable law or in this Agreement, the debts, obligations and liabilities of the Fund, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Fund, and no Shareholder shall be obligated personally for any such debt, obligation or liability of the Fund solely by reason of being a Shareholder. To the fullest extent permitted under applicable law, the Managers and the Adviser shall not be liable for the Fund’s debts, obligations and liabilities.

ARTICLE III

MANAGEMENT

Section 3.1       Management and Control.

(a)         Management and control of the business, operations, affairs and properties of the Fund shall be vested in the Board of Managers, which collectively shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder, including making all decisions regarding the aforementioned matters and to perform any and all other acts or activities customary or incidental to the business, operations, affairs and properties of the Fund. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the Investment Company Act. During any period in which the Fund shall have no Managers, the Adviser shall continue to serve as investment adviser to the Fund and shall have the authority to manage the business and affairs of the Fund, but only until such time as one or more Managers are elected by the Shareholders or the Fund is dissolved in accordance with Section 6.1. Nothing herein shall prohibit a Manager from being a Shareholder.

(b)         Shareholders shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund. Shareholders shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

(c)         The Board of Managers may delegate to any Person, including without limitation the officers of the Fund designated pursuant to Section 3.2(c), the Adviser or any committee of the Board of Managers, any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

(d)         The Board of Managers shall have full power and authority, in its sole discretion, and without obtaining any prior authorization or vote of (i) the Shareholders or (ii) the Shareholders holding any Class, to create, establish and designate, and, subject to the terms of this Agreement, to change in any manner, one or more Classes, and to fix such designations, preferences, voting powers, rights, privileges, and powers, and the qualifications, limitations or restrictions thereof, duties, liabilities, and obligations of such Classes, as the Board of Managers may from time to time determine, and to divide or combine the Shares or any Classes into a greater or lesser number, to classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Class into one or more Classes that may be created, established and designated from time to time, and, subject to the terms of this Agreement, to take such other action with respect to the Shares as the Managers may deem desirable. Unless another time is specified by the Board of Managers, the creation, establishment and designation of any Class shall be effective upon the adoption of a resolution by the Board of Managers setting forth such creation, establishment and designation and the preferences, voting powers, rights, privileges, and powers, and the qualifications, limitations or restrictions thereof, duties, liabilities, and obligations of the Shares of such Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth the same including, without limitation, any registration statement of the Fund, or as otherwise provided in such resolution. The Board of Managers is hereby authorized to amend this Agreement to reflect any such creation, establishment, designation and fixing of the terms of a Class and any such issuance.

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Section 3.2       Actions by the Board of Managers.

(a)         Unless otherwise provided in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the Investment Company Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the Investment Company Act, in person or by telephone or similar communications equipment by means of which all Persons participating in the meeting can hear and speak to each other) or (ii) by the written consent of a majority of the total number of Managers constituting the entire Board of Managers/number of Managers then in office without a meeting, if permissible under the Investment Company Act. Each member of the Board of Managers present at a meeting shall have one vote upon all matters submitted to the Board of Managers.

(b)         The Board of Managers may designate from time to time a chairperson who shall preside at all meetings. Meetings of the Board of Managers may be called by the chairperson, the president of the Fund, or any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. The Board of Managers shall hold at least four (4) meetings annually, and may hold additional regular or special meetings, at such time and place as the Board of Managers determines. Each Manager shall be entitled to receive written notice of the date, time, place and manner of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by conference telecommunications equipment, except where in person attendance at a meeting is required by the Investment Company Act. A majority of the Managers then in office shall constitute a quorum at any meeting.

(c)         The Board of Managers may designate from time to time agents and employees of the Fund or other Persons, including without limitation employees of the Adviser or its Affiliates, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund with such titles as the Board of Managers shall determine. Each officer shall hold office until his or her successor is designated and qualified or until his or her earlier death, resignation, removal, or disqualification. Any officer may be removed at any time, with or without cause, by the affirmative vote of the Board of Managers. Any vacancy occurring in any office of the Fund shall be filled by the Board of Managers.

Section 3.3       Meetings of Shareholders.

(a)         Actions requiring the vote of the Shareholders may be taken at any duly constituted meeting of the Shareholders at which a quorum is present. Except as otherwise provided in Section 2.6(c) hereof, meetings of the Shareholders may be called by the Board of Managers or by Shareholders holding forty-five percent (45%) of the total number of votes eligible to be cast by all Shareholders as determined pursuant to clause (d) of this Section 3.3, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Shareholder entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Shareholder shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. The presence in person or by proxy of Shareholders holding forty-five percent (45%) of the total number of votes eligible to be cast by all Shareholders as of the record date shall constitute a quorum at any meeting. Any meeting of the Shareholders, whether or not a quorum is present, may be adjourned by a majority of the Shareholders present in person or by proxy without additional notice to the Shareholders.

(b)         Each Shareholder may nominate candidates for election to the Board of Managers. Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates nominated as Managers receiving a plurality of the votes cast at any meeting of Shareholders shall be elected as Managers, and (ii) all other actions of the Shareholders taken at a meeting shall require the affirmative vote of Shareholders holding a majority of the total number of votes eligible to be cast by those Shareholders who are present in person or by proxy at such meeting, so long as a quorum is present at such meeting.

(c)         On each matter submitted to a vote of Shareholders, unless the Board of Managers determines otherwise, holders of Shares of all Classes shall vote as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any Class is required by the 1940 Act or other applicable law or

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is required by attributes applicable to any Class, such requirements as to a separate vote by that Class shall apply; (ii) unless the Board of Managers determines that this sub-clause (ii) shall not apply in a particular case, to the extent that a matter referred to in sub-clause (i) above affects more than one Class and the interests of each such Class in the matter are identical, then the holders of Shares of all such affected Classes shall vote as a single class; and (iii) as to any matter which does not affect the interests of a particular Class, only the holders of Shares of the one or more affected Classes shall be entitled to vote.

(d)         Each Shareholder shall be entitled to cast at any meeting of Shareholders one vote for each dollar of net asset value of the Shares held by the Shareholder, as of the record date (and each fractional dollar amount shall be entitled to a proportionate fractional vote), as to any matter on which the Shareholder is entitled to vote as of the record date. The Board of Managers shall establish a record date that is not less than 10 nor more than 120 days prior to the date of any meeting of Shareholders to determine eligibility to vote at such meeting and the number of votes which each Shareholder will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Shareholder and the number of votes that each Shareholder will be entitled to cast at the meeting.

(e)         A Shareholder may vote at any meeting of Shareholders by a proxy properly executed in writing by the Shareholder and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Shareholder executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Shareholder executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Shareholders that is permitted to be taken at a meeting of the Shareholders may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Shareholders holding a majority of the total number of votes eligible to be cast or such lesser or greater percentage as may be required under this Agreement or applicable law in order to approve such action.

Section 3.4       Custody of Assets of the Fund. The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the Investment Company Act and the Advisers Act.

Section 3.5       Other Activities.

(a)         None of the Managers shall be required to devote his or her full time to the affairs of the Fund, but each shall devote such time as may reasonably be required to perform his or her obligations as a Manager.

(b)         Any Shareholder, Manager, the Adviser or any of their Affiliates, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as managers, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No other Shareholder or Manager shall have any rights in or to such activities, or any profits derived therefrom.

Section 3.6       Duty of Care.

No Manager, former Manager, officer or former officer of the Fund shall be liable to the Fund or to any of its Shareholders for any loss or damage occasioned by any act or omission in the performance of such person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance or gross negligence in the conduct of such person’s office or as otherwise required by applicable law.

Section 3.7       Indemnification.

(a)         To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or

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may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Shareholder prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

(b)         Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c)         Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction or appropriate arbitral body in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence in the conduct of such indemnitee’s office.

(d)         As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the action, suit, investigation or proceeding shall have been brought, that an indemnitee is liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence in the conduct of such indemnitee’s office.

(e)          In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Shareholder acting derivatively or otherwise on behalf of the Fund or its Shareholders).

(f)          An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

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(g)         The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h)         To the extent permitted by applicable law, the Adviser, the Distributor and the Administrator, and any other party serving as the investment adviser, the distributor or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investment Management Agreement, the Distribution Agreement, the Administration Agreement or any agreement between any such party and the Fund.

Section 3.8       Fees, Expenses and Reimbursement.

(a)            Subject to applicable law, the Adviser shall be entitled to receive such fees per services provided to the Fund as may be agreed to by the Adviser and the Fund pursuant to the Investment Management Agreement or such other agreements relating to such services.

(b)            The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Adviser or any of its Affiliates for his or her services hereunder. In addition, the Fund shall reimburse the Managers for reasonable travel and other out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(c)           The Fund shall bear all expenses incurred in its business or operations, other than those specifically assumed by another Person. Expenses to be borne by the Fund include, but are not limited to, the following:

(i)          fees and expenses in connection with the organization of the Fund and the offering and issuance of Shares;

(ii)         all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate action, travel associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of such investments;

(iii)        quotation or valuation expenses;

(iv)        the Investment Management Fee and any Incentive Fee;

(v)         Distribution Fee;

(vi)         the Administration Fee;

(vii)       brokerage commissions;

(viii)      interest and fees on any borrowings by the Fund;

(ix)        professional fees (including, without limitation, expenses of consultants, experts and specialists);

(x)         research expenses;

(xi)        fees and expenses of outside tax or legal counsel (including fees and expense associated with the review of documentation for prospective investments by the Fund), including foreign counsel;

(xii)       accounting, auditing and tax preparation expenses;

(xiii)      fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares;

(xiv)      taxes and governmental fees (including tax preparation fees);

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(xv)       fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund, as applicable;

(xvi)      all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund;

(xvii)     bank service fees;

(xviii)    costs and expenses relating to this Agreement or the Fund’s other organizational documents;

(xix)      expenses of preparing, amending, printing, and distributing Prospectus, Statement of Additional Information, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials;

(xx)       expenses of preparing, amending, printing, and filing reports and other documents with government agencies;

(xxi)      expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith;

(xxii)     expenses of corporate data processing and related services;

(xxiii)    Shareholder recordkeeping and Shareholder account services, fees, and disbursements;

(xxiv)    expenses relating to investor and public relations;

(xxv)     fees and expenses of the members of the Board of Managers who are not employees of the Adviser or its Affiliates;

(xxvi)    insurance premiums;

(xxvii)   Extraordinary Expenses; and

(xxviii)   all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.

The Adviser and each of its Affiliates shall be entitled to reimbursement from the Fund for any of the above expenses that they pay on behalf of the Fund.

(d)         The Fund may, alone or in conjunction with the Adviser, its Affiliates or any investment vehicles or accounts for which the Adviser or any Affiliate of the Adviser acts as general partner, managing member or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

ARTICLE IV

TERMINATION OF STATUS OF THE ADVISER AND MANAGERS; TRANSFERS AND REPURCHASES

Section 4.1       Termination of Status of a Manager. The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw or resign as a Manager (upon not less than 90 days’ prior written notice to the other Managers, unless the other Managers waive such notice); (iv) shall be removed under Section 4.2 hereof; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; (viii) shall have reached the mandatory age for retirement of a Manager that may from time to time be established by the Board of Managers; or (ix) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

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Section 4.2       Removal of the Managers. Any Manager may be removed with cause either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders.

Section 4.3       Transfer of Shares.

(a)         Any portion of a Shareholder’s Shares may be transferred only (i) by operation of law in connection with the merger, consolidation, division, conversion, transfer, domestication, dissolution and winding up, death, divorce, bankruptcy, insolvency or adjudicated incompetence of such Shareholder, as the case may be, or (ii) with the consent of the Board of Managers, which may be withheld in its sole discretion.

(b)         The Fund may not consent to a Transfer of any portion of a Shareholder’s Shares unless: (i) the Person to whom such Shares are transferred (or each of such person’s beneficial owners if such a person is a “private investment company” as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the Investment Company Act, or a business development company as defined under the Advisers Act) is a person whom the Fund believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements; and (ii) the Fund is provided with a properly completed investor certification in respect of the proposed transferee. The Fund may also require the Shareholder requesting the Transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

(c)         Any permitted transferee acquiring any portion of a Shareholder’s Shares by operation of law in connection with the merger, consolidation, division, conversion, transfer, domestication, dissolution and winding up, death, divorce, bankruptcy, insolvency or adjudicated incompetence of the Shareholder shall be entitled to the distributions allocable to the acquired Shares or a portion thereof so acquired, to tender the acquired Shares or a portion thereof for repurchase by the Fund and/or to Transfer such acquired Shares or a portion thereof in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Shareholder unless and until such transferee becomes a substituted Shareholder in accordance with the terms of this Agreement, including, without limitation, Section 2.7 hereof.

(d)         If a Shareholder Transfers any portion of its Shares with the approval of the Fund and all of the conditions to such Transfer have been satisfied, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom such Shares are Transferred is admitted to the Fund as a substituted Shareholder, provided that such transferee shall have delivered either a counterpart of this Agreement or an instrument, in form and substance acceptable to the Fund, that has the legal effect of making the transferee a party to this Agreement. Each transferring Shareholder and transferee agrees to pay all reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees and disbursements, incurred by the Fund in connection with such Transfer. Upon the Transfer to another Person or Persons of all of a Shareholder’s Shares, such Shareholder shall cease to be a shareholder of the Fund.

(e)         Each transferring Shareholder shall indemnify and hold harmless the Fund, the Board of Managers, the Adviser and each other Shareholder, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Shareholder in violation of this Section 4.3, and (ii) any misrepresentation by such Shareholder in connection with any such Transfer.

Section 4.4       Repurchase of Shares.

(a)         Except as otherwise provided in this Agreement, no Shareholder or other Person holding Shares acquired from a Shareholder has the right to require the Fund to withdraw, redeem or tender to the Fund for repurchase any portion of its Shares. The Board of Managers may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser or its Affiliates, pursuant to written tenders by Shareholders. The Board of Managers, in its sole discretion, will determine the aggregate value of Shares to be repurchased, which may be stated as a percentage of

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the value of the Fund’s outstanding Shares. In determining whether the Fund should offer to repurchase Shares from Shareholders pursuant to written requests, and the amount of Shares to be repurchased, the Board of Managers may consider the following factors, among others:

(i)          the liquidity of the Fund’s assets (including, without limitation, fees and costs associated with withdrawing from Portfolio Funds);

(ii)         whether any Shareholders have requested to tender Shares to the Fund;

(iii)        the working capital and liquidity requirements of the Fund;

(iv)        the relative sizes of the repurchase requests and the Fund;

(v)         the past practice of the Fund in repurchasing Shares;

(vi)        the condition of the securities market and the economy generally, as well as political, national or international developments or current affairs;

(vii)       the anticipated tax consequences of any proposed repurchases of Shares;

(viii)      the Fund’s investment plans; and

(ix)        the availability of information as to the value of the Fund’s interests in Portfolio Funds and other investments.

(b)         The Adviser and each of its Affiliates may tender their Shares or a portion thereof as a Shareholder or Organizational Shareholder, as applicable, under Section 4.4(a) hereof, without notice to the other Shareholders.

(c)         If the Board of Managers determines in its sole discretion that the Fund will offer to repurchase Shares, the Board of Managers will provide written notice to Shareholders. Such notice will include: (i) the commencement date of the repurchase offer; (ii) a date on which repurchase requests must be received by the Fund; and (iii) other information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

(d)         All such repurchases shall be subject to any and all conditions as the Board of Managers may impose and shall be effective as of a date set by the Board of Managers after receipt by the Fund of all eligible written tenders of Shares. The amount due to any Shareholder whose Shares are repurchased shall, subject to the terms of this Agreement (including, without limitation, Section 4.4(a)), be an amount equal to the net asset value of the Shares being repurchased as of the Valuation Date, after reduction for all fees, including any Investment Management Fee, Distribution Fee or Administration Fee, any Incentive Fee, any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased, provided that, subject to applicable law, the Board of Managers may offer to purchase Shares at a discount to the Net Asset Value.

(e)         Notwithstanding anything in this Section 4.4 to the contrary, the Board of Managers shall modify any of the repurchase procedures described in this Section 4.4 without consent of any other Person (including any consent under Section 8.1) if, and only to the extent necessary, to comply with the regulatory requirements imposed by the Securities and Exchange Commission.

(f)          Notwithstanding anything in this Section 4.4 to the contrary, the Fund may suspend, postpone or terminate a repurchase offer upon the determination of a majority of the Board of Managers (including a majority of Independent Managers) that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, the existence of circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine the Net Asset Value or other unusual circumstances.

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Section 4.5       Mandatory Redemption. The Fund may effect a mandatory redemption at Net Asset Value of all or any portion of a Shareholder’s Shares, or all or any portion of the Shares of any Person acquiring Shares from or through a Shareholder, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that:

(a)         any portion of its Shares has been transferred to, or has vested in, any Person, in violation of Section 4.3 hereof;

(b)         such Shareholder did not meet the investor eligibility requirements, established from time to time by the Fund, at the time of acquiring such Shares;

(c)         ownership of the Shares by such Shareholder or other Person will cause the Fund to be in violation of, or subject the Fund or the Adviser to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction;

(d)         continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser or may subject the Fund, or any Shareholders to an undue risk of adverse tax or other fiscal consequences, including without limitation, in connection with the failure of a Shareholder to provide information requested under FATCA;

(e)         any representation or warranty made by a Shareholder in connection with the acquisition of one or more Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of one or more Shares; or

(f)          it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board of Managers determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

ARTICLE V

CAPITAL

Section 5.1       Contributions to Capital.

(a)         The minimum initial contribution of each Shareholder (other than the Organizational Shareholder or Adviser) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. The amount of the initial contribution of each Shareholder shall be recorded on the books and records of the Fund upon acceptance as a Capital Contribution. The Managers shall not be entitled to make Capital Contributions as Managers of the Fund, but may make Capital Contributions as Shareholders. The Adviser and its Affiliates may make Capital Contributions as Shareholders.

(b)         Shareholders may make additional Capital Contributions, effective as of such times as the Board of Managers in its sole discretion, may permit, subject to the limitations applicable to the admission of Shareholders pursuant to this Agreement. The minimum additional Capital Contribution of each Shareholder (other than the Adviser and its Affiliates) shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. No Shareholder shall be obligated to make any additional Capital Contribution except to the extent otherwise provided in this Agreement. Any additional Capital Contributions made by any Shareholder shall only be made in connection with an issuance of Shares to such Shareholder in compliance with this Agreement.

(c)         Except as otherwise permitted by the Board of Managers, (i) initial and any additional Capital Contributions by any Shareholder shall be payable in cash, and (ii) initial and any additional Capital Contributions in cash shall be payable in one installment in readily available funds prior to the date of the proposed acceptance of the Capital Contribution.

Section 5.2       Rights of Shareholders to Capital. No Shareholder shall be entitled to interest on his or its Capital Contribution to the Fund, nor shall any Shareholder be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Shareholder’s Shares pursuant to Section 4.4 hereof or Section 4.5 hereof, or (ii) upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof. No Shareholder shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

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Section 5.3       Distributions.

(a)         The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Shareholders of the Fund or only to those Shareholders holding one or more Classes of the Fund, in each case in accordance with their respective Share ownership at the time of such distribution. Notwithstanding anything to the contrary in this Agreement, a Shareholder may be compelled to accept a distribution of any asset in kind from the Fund.

(b)         Notwithstanding anything to the contrary contained herein, none of the Fund or the Managers or the Shareholders (including the Adviser and its Affiliates), nor any other Person on behalf of the Fund, shall make a distribution to the Shareholders on account of their Shares in the Fund if such distribution would violate the Delaware Act or other applicable law. Notwithstanding any other provision of this Agreement and in accordance with Section 18-504 of the Delaware Act, no distributions shall be made by the Fund to Shareholders on account of their Shares in the Fund except as determined by the Board of Managers.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

Section 6.1       Dissolution.

(a)         The Fund shall be dissolved upon the occurrence of any of the following events:

(i)          upon the affirmative vote to dissolve the Fund by either (A) a majority of the Managers, or (B) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders; or

(ii)         as required by operation of law; or

(iii)        either of the events described in Section 2.6(c).

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been cancelled in accordance with the Delaware Act.

Section 6.2       Liquidation of Assets.

(a)         Upon the dissolution of the Fund as provided in Section 6.1 hereof, one or more Managers or the Adviser, acting as liquidating trustee referred to herein as a “liquidator,” under appointment by the Board of Managers (or, if the Board of Managers does not appoint one or more Managers or the Adviser to act as liquidator or is unable to perform this function, another liquidator elected by Shareholders holding a majority of the total number of votes eligible to cast by all Shareholders), shall liquidate and wind up, in an orderly manner, the business and administrative affairs of the Fund. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner:

(i)          in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Shareholders, up to and including the date that distribution of the Fund’s assets to the Shareholders has been completed, which shall first be paid on a pro rata basis;

(ii)         such debts, liabilities or obligations as are owing to the Shareholders shall be paid next in their order of seniority and on a pro rata basis; and

(iii)         to the Shareholders, pro rata, in accordance with Section 5.3.

(b)         Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund, if the Board of Managers or other liquidator determines that such a distribution

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would be in the interests of the Shareholders in facilitating an orderly liquidation; provided, however, that if any in-kind distribution is to be made, the assets distributed in kind shall be valued pursuant to Section 7.4 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

(c)         If the Board of Managers determines that it is in the best interest of the Shareholders, the Board of Managers may, in its sole discretion, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.

ARTICLE VII

ACCOUNTING, TAX MATTERS AND VALUATIONS

Section 7.1       Accounting and Reports.

(a)         The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.

(b)         As soon as reasonably practicable after receipt of the necessary information from the Portfolio Funds, the Fund shall furnish to each Shareholder such information regarding the operation of the Fund and such Shareholder’s Shares as is necessary for Shareholders to complete U.S. federal, state and local income tax or information returns.

(c)         Except as otherwise required by the Investment Company Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall send to each Shareholder a semi-annual report and an annual report (as applicable) containing the information required by the Investment Company Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles (or, if permitted by relevant law and approved by the Board of Managers, in accordance with international financial reporting standards). The Fund may also furnish to each Shareholder such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

Section 7.2       Determinations by the Board of Managers. Notwithstanding any other provision of this Agreement, all matters concerning the determination and allocation among the Shareholders of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers (either directly or by the Adviser, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Shareholders. Notwithstanding any other provision of this Agreement and in accordance with Section 18-503 of the Delaware Act, no determination and/or allocation of profits and losses shall be made under this Agreement unless and until the Board of Managers has made such determination and/or allocation.

Section 7.3       Tax Matters.

(a)         The Board of Managers shall have the exclusive authority and discretion on behalf of and in the name of the Fund to (i) prepare and file all necessary tax returns and statements, pay all taxes, assessments and other impositions applicable to the assets of the Fund and withhold amounts with respect thereto from funds otherwise distributable to any Shareholder; (ii) make any and all tax elections permitted to be made under the Code, and any applicable state, local or foreign tax law; and (iii) determine the tax treatment of any Fund transaction or item for purposes of completing the Fund’s U.S. federal, state, local or foreign tax returns.

(b)         If the Fund is required to withhold taxes on any distribution or payment to, or pay or incur any tax with respect to any income allocable to or otherwise on account of any Shareholder, the Fund may withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws. Any and all amounts withheld in respect of a distribution or other payment to a Shareholder shall be treated as amounts paid to such Shareholder for all purposes of this Agreement.

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(c)         The Board of Managers is authorized to cause, and each Shareholder hereby consents to the Board of Managers causing, at any time, the Fund to make an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes, by filing IRS Form 8832 electing such treatment, and the Board of Managers is otherwise authorized to take any and all other actions necessary or appropriate to cause the Fund to be treated as an association taxable as a corporation for U.S. federal income tax purposes. In addition, the Board of Managers is authorized to cause the Fund to (i) elect to be treated as a “regulated investment company” within the meaning of Section 851 of the Code and (ii) make a “deemed sale election” (as set forth in Treasury Regulation Section 1.337(d)-7(c)(5)) with respect to its assets deemed to be transferred to such association taxable as a corporation for U.S. federal income tax purposes.

Section 7.4       Valuation of Assets.

(a)         Except as may be required by the Investment Company Act, the Fund shall calculate its Net Asset Value as of the close of business on the last day of each Accounting Period or more frequently, in the discretion of the Board of Managers. The Managers will value or cause to have valued any Securities or other assets and liabilities of the Fund in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the Investment Company Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)         The Net Asset Value of the Fund, including the valuation of the investments in Portfolio Funds determined pursuant to this Section 7.4, shall be conclusive and binding on all of the Shareholders and all parties claiming through or under them.

(c)         The following guidelines shall apply for purposes of determining the Net Asset Value of the Fund:

(i)          The amount payable to a Shareholder or former Shareholder whose Shares are repurchased pursuant to Article IV shall be treated as a liability of the Fund, until paid, from (but not prior to) the beginning of the Accounting Period to the day after the Valuation Date for such Shares.

(ii)         The amount to be received by the Fund on account of any Capital Contribution pursuant to Article II or Article V shall be treated as an asset of the Fund from (but not before) the beginning of the Accounting Period on the effective date of such Capital Contribution.

(iii)        Distributions made pursuant to Section 5.3, other than as of the beginning of an Accounting Period, shall be treated as an advance and as an asset of the Fund, until the beginning of the Accounting Period following the date of distribution.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.1       Amendment of Limited Liability Company Agreement.

(a)         Except as otherwise provided in this Section 8.1, this Agreement shall be amended, in whole or in part, with the approval of a majority of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the Investment Company Act), and, if required by the Investment Company Act, the approval of the Shareholders by such vote as is required by the Investment Company Act; provided that (i) no amendment shall adversely and disproportionately affect the rights or obligations of a Shareholder, including the rights or obligations of a Shareholder as compared to any other Shareholder of the same Class, in any material respect without the approval of affected Shareholders holding at least a majority of the total number of votes eligible to be cast by all affected Shareholders; (ii) no amendment shall adversely and disproportionately affect the rights or obligations of Shareholders of any particular Class as compared to the Shareholders of other Classes in any material respect without the approval of Shareholders of the affected Class holding at least a majority of the total number of votes eligible to

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be cast by all Shareholders of the affected Class; and (iii) no amendment shall, without the approval of Shareholders having Shares representing the required percentages of Shares specified in any provision of this Agreement required for any action or approval of Shareholders, amend such provision.

(b)         Any amendment to this Agreement (including pursuant to a merger, consolidation, or division) that would:

(i)          increase the obligation of a Shareholder to make any Capital Contribution; or

(ii)         modify the events causing the dissolution of the Fund,

may be made only if (x) the written consent of each Shareholder adversely affected thereby is obtained prior to the effectiveness thereof or (y) such amendment does not become effective until (A) each Shareholder has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(ii) hereof) and (B) any Shareholder objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender all his or her Shares for repurchase by the Fund and such repurchase has been consummated.

(c)         Without limiting the generality of the foregoing, the power of the Board of Managers to amend this Agreement at any time without the consent of the Shareholders includes, but is not limited to, the power to:

(i)          restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document; and

(ii)         amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to change the name of the Fund in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof.

Section 8.2       Special Power of Attorney.

(a)         Each Shareholder hereby irrevocably makes, constitutes and appoints the Adviser and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Shareholder, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(iii)        any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(iv)        any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(v)         all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act. The Adviser hereby accepts the appointment provided in this Section 8.2 and agrees to assume and perform its obligations thereunder.

(b)         Each Shareholder is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Shareholder’s consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Shareholder agrees that, notwithstanding any objection that such Shareholder may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted; provided, however, that the exercise of such authority shall not limit in any manner the voting, consent, approval or other rights of the Shareholder under this Agreement or applicable law. Each Shareholder is fully aware that each Shareholder will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

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(c)         This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Adviser and any liquidator of the Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:

(vi)        shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Shareholder granting this power-of-attorney, regardless of whether the Fund, the Board of Managers or any liquidator shall have had notice thereof; and

(vii)       shall survive the delivery of a Transfer by a Shareholder of all or any portion of such Shareholder’s Shares, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Shareholder, or upon withdrawal of a Shareholder from the Fund pursuant to a repurchase of Shares or otherwise, this power-of-attorney given by the transferor shall terminate.

Section 8.3       Notices. Notices that may or are required to be provided under this Agreement shall be made, if to a Shareholder, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund); or, if to the Fund, the Board of Managers, or the Adviser, in writing (either by way of facsimile or registered mail) and sent as follows, or to such other address as the parties may agree from time to time:

If to the Adviser:

Constitution Capital PM, L.P.

Attention: John Guinee

300 Brickstone Sq., Suite 1001

Andover, MA 01810

Re: Notice, Constitution Capital Private Markets Fund, LLC

Facsimile: (978) 749-9669

Telephone: (978) 749-9600

with a copy to:

Ropes & Gray, LLP

Attention: Peter Laybourn

Prudential Tower

800 Boylston Street

Boston, MA 02199

Re: Notice, Constitution Capital Private Markets Fund, LLC

Facsimile: (617) 235-0859

Telephone: (617) 951-7558

If to the Fund or to the Board of Managers:

Constitution Capital Private Markets Fund, LLC

Attention: John Guinee

c/o Constitution Capital PM, L.P.

300 Brickstone Sq., Suite 1001

Andover, MA 01810

Re: Notice, Constitution Capital Private Markets Fund, LLC

Facsimile: (978) 749-9669

Telephone: (978) 749-9600

Notices to a Shareholder shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier or other electronic means. Notices to the Fund, the Board of Managers, or the Adviser shall be effective on the close of business on the day upon which it is actually received. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

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Section 8.4       Agreement Binding Upon Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

Section 8.5       Applicability of Investment Company Act and Form N-2. The parties hereto acknowledge that this Agreement is not intended to and does not set forth the substantive provisions contained in the Investment Company Act and the Form N-2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Shareholders. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the Investment Company Act and the Form N-2.

Section 8.6       Choice of Law; Arbitration.

(a)         Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b)  Each Shareholder agrees to submit all controversies arising between or among Shareholders or one or more Shareholders and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Shareholder understands that:

(i)          arbitration is final and binding on the parties;

(ii)         the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(viii)      pre-arbitration discovery is generally more limited than and different from court proceedings;

(ix)        the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(x)         a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)         All controversies referred in this Section 8.6 shall be determined at the election of the Fund by arbitration before an arbitration panel convened by the Financial Industry Regulatory Authority, to the fullest extent permitted by law. The parties may also select any national securities exchange’s arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Shareholder agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)         No Shareholder shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any Person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Shareholder is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

Section 8.7          Not for Benefit of Creditors. The provisions of this Agreement are intended only for the regulation of relations among past, present and future Shareholders, Managers and the Fund. This Agreement is not intended for the benefit of non-Shareholder creditors of any Shareholder, any Manager, or the Fund, and no rights are granted to non-Shareholder creditors under this Agreement.

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Section 8.8       Consents. Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

Section 8.9       Merger, Consolidation, and Other Fundamental Transactions.

(a)         The Fund shall not merge, consolidate, divide, convert, domesticate, transfer, sell, lease or exchange all or substantially all of its assets, or enter into any other similar transaction or take any similar action, in each case unless approved by Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders.

(b)         Notwithstanding anything to the contrary contained elsewhere in this Agreement (other than Section 8.1(b)), an agreement of merger or consolidation or a plan of division approved in accordance with this Agreement may, to the extent permitted by the Delaware Act: (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation or the surviving company in the division, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

Section 8.10     Confidentiality.

(a)         A Shareholder may obtain from the Fund, for any purpose reasonably related to the Shareholder’s Shares, certain confidential information regarding the business affairs or assets of the Fund (the “Confidential Information”) as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board of Managers.

(b)         Each Shareholder covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other Person the name or address (whether business, residence or mailing) of any Shareholder or any other Confidential Information without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c)         Each Shareholder recognizes that in the event that this Section 8.10 is breached by any Shareholder or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Shareholders and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Shareholders and the Fund may be entitled, such Shareholders and the Fund also shall have the right to seek equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.

(d)         Notwithstanding anything to the contrary in this Agreement, the Fund shall have the right to keep confidential from the Shareholders for such period of time as it deems reasonable any information which the Board of Managers reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

(e)         Notwithstanding anything in the foregoing or anything else contained in this Agreement to the contrary, except as reasonably necessary to comply with applicable securities and tax laws, each Shareholder (and any employee, representative or other agent thereof) shall not disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the offering and ownership of Shares (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to such Shareholder relating to such tax treatment and tax structure. For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the offering and ownership of Shares (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement, and does not include information relating to the identity of the Fund or its Affiliates. Nothing in this paragraph shall be deemed to require the Fund to disclose to any Shareholder any information that the Fund is permitted or is required to keep confidential in accordance with this Agreement or otherwise.

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Section 8.11     Certification of Non-Foreign Status. Each Shareholder or transferee of Shares from a Shareholder that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board of Managers may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Shareholder’s status. Any Shareholder who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

Section 8.12     Severability. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Shareholder agrees that it is the intention of the Shareholders that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

Section 8.13     Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. Notwithstanding any provision of this Agreement, it is hereby acknowledged and agreed that, to the extent permitted by applicable law, the Fund, without the approval of any Shareholder or any other Person, may enter into written agreements with Shareholders which have the effect of establishing rights under, or altering or supplementing the terms of, this Agreement or of any application thereof in order to meet certain requirements of such Shareholders. The parties hereto agree that any terms contained in any such written agreement with a Shareholder shall govern with respect to such Shareholder notwithstanding the provisions of this Agreement or of any application.

Section 8.14     Discretion. Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, to the fullest extent permitted by law, whenever in this Agreement a Person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Shareholders, or (ii) in its “good faith” or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

Section 8.15     Counterparts. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGE A-21 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.10 BEGINNING ON PAGE A-22.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CONSTITUTION CAPITAL PM, L.P.

On its own behalf as Adviser and as a Shareholder and, pursuant to the Special Power of Attorney granted to it as Adviser pursuant to Section 8.2 hereof, on behalf of all other Shareholders on the date hereof.

By:	Constitution Capital PM GP, LLC
its General Partner
By:	/s/ John J. Guinee
Name:	John J. Guinee
Title:	Authorized Signatory

CONSTITUTION CAPITAL PRIVATE MARKETS FUND, LLC

By:	/s/ John J. Guinee
Name:	John J. Guinee
Title:	President

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All dealers that buy, sell or trade the Fund’s Shares, whether or not participating in this offering, may be required to deliver a Prospectus

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion dated August 23, 2022

STATEMENT OF ADDITIONAL INFORMATION

Constitution Capital Private Markets Fund, LLC

Dated [    ], 2022

Constitution Capital Partners

300 Brickstone Square,
10th Floor
Andover, MA 01810

Limited Liability Company Shares

855.551.CCPM (2276)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Constitution Capital Markets Private Fund, LLC (the “Fund”) dated [    ], 2022, as it may be further amended or supplemented from time to time. The SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of limited liability company interests in the Fund (“Shares”) and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

S-i

Investment policies and practices

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

Fundamental policies

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund (the “Shareholders”) duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)    Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)    Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC, or any other applicable authority.

(3)    Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)    Make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “Payment-In-Kind” or “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC, or any other applicable authority.

(5)    Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)    Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

(7)    Invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Portfolio Funds (or in another comparable investment pool). The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries. The Fund will not invest 25% or more of its assets in a Portfolio Fund that it knows concentrates its assets in a single industry or groups of industries.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Portfolio Funds but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets). The Fund will, however, consider the investments held by Portfolio Funds, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Managers of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

Additional information on investment techniques of the Fund and the Portfolio Funds and related risks

As discussed in the Prospectus, the Fund pursues its investment objective by investing its assets in (i) Direct Investments; (ii) Secondary Investments; (iii) Primary Investments; (iv) direct or secondary purchases of liquid credit instruments; (v) other liquid investments (i.e., strategies with a higher liquidity profile than direct investments or investments in funds, including listed private equity); and (vi) Short-term Investments. This section provides additional information about various types of investments and investment techniques that may be employed by the Fund or by Portfolio Funds in which the Fund invests. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Fund or of the Portfolio Funds; however, there is no limit on the types of investments the Portfolio Funds may make and certain Portfolio Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above) and (iii) that all such investments will be subject to related risks, which can be substantial.

Equity securities

The Fund’s and/or a Portfolio Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Fund and/or a Portfolio Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the private markets focus of the Fund, there is expected to be no liquid market for a majority of such investments.

Common stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund’s and/or the Portfolio Funds’ investments in convertible securities are expected to primarily be in private convertible securities but may be in public convertible securities.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Derivative instruments

Although not a principal investment strategy, the Fund or the Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. Following are descriptions of certain derivatives that the Portfolio Funds may use. The same descriptions apply to the Fund, mutatis mutandis, to the extent that it engages in derivatives transactions. Certain risks associated with derivatives are described under “Investment related risks — Derivative Instruments” in the Prospectus.

Options and futures

A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

A Portfolio Fund may purchase call and put options on specific securities or currencies and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Portfolio Fund would be entitled to exercise the option.

A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists, and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transaction on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting from that contract, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed, and the foreign futures contract is liquidated, or the foreign option contract is liquidated or exercised.

In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Portfolio Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Trading in futures involves risk of loss to the Portfolio Fund that could materially adversely affect the net asset value of the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Portfolio Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Portfolio Funds to trade without restriction as long as such Portfolio Funds can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

Successful use of futures by a Portfolio Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

A stock index future obligates a Portfolio Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and put options on securities indexes

A Portfolio Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject the ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Yield curve options

A Portfolio Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Rights and warrants

A Portfolio Fund may invest in rights and warrants. Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that a Portfolio Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Swaps

A Portfolio Fund may enter into equity, interest rate, index, currency rate, total return and/or other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Interest rate, mortgage, and credit swaps

A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity index swaps

A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency swaps

A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Portfolio Fund’s performance. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total return swaps

A Portfolio Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Swaptions

A Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Portfolio Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps consists of the net amount of the payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund’s risk of loss consists of the net amount of the payments that the Portfolio Fund contractually is entitled to receive.

Distressed securities

The Fund or a Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

Additional methods of investing in Portfolio Funds

The Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Fund or where the Adviser elects for other reasons to invest indirectly in a Portfolio Fund (including, without limitation, restrictions of the Investment Company Act). On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Fund may invest in a Portfolio Fund indirectly, such as by purchasing a structured note or entering into a swap or other contract paying a return tied to the return of a Portfolio Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Fund a return based on the return of the Portfolio Fund, in exchange for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund’s investment. There can be no assurance that the Fund’s indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund’s value may decrease as a result of such indirect investment. When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional regulations.

Cyber security risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, financial intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for Portfolio Funds and for the issuers of securities in which the Fund or a Portfolio Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value.

Board of Managers and Officers

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s limited liability company agreement (“LLC Agreement”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority, and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Manager”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Managers of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Managers”).

The identity of Managers and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Managers serve on the Board for terms of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager’s death, incapacity, retirement, or bankruptcy. A Manager may resign upon written notice to the other Managers and may be removed either by (i) the vote of at least two-thirds of the Managers not subject to the removal vote or (ii) the vote of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Manager, the remaining Managers of the Fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Shareholders to fill any vacancy in the position of a Manager of the Fund and must do so if the Managers who were elected by the Shareholders cease to constitute a majority of the Managers then serving on the Board.

The Board believes that each of the Managers’ experience, qualifications, attributes, and skills on an individual basis and in combination with those of the other Managers lead to the conclusion that each Manager should serve in such capacity. Among the attributes common to all Managers is the ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Managers, the Adviser, other service providers, counsel, and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Managers. A Manager’s ability to perform his or her duties effectively may have been attained through the Manager’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each Manager. Specific details regarding each Manager’s principal occupations during the past five years are included in the tables below. See “Board of Managers and officers — Independent Managers” and “Board of Managers and officers — Interested Managers and officers.”

John J. Guinee — Mr. Guinee has been a Manager since the Fund’s inception. He has more than 35 years of business and financial services industry experience.

Daniel M. Cahill — Mr. Cahill has been a Manager since the Fund’s inception. He has more than 35 years of business and financial services industry experience.

Ronald F. Carapezzi — Mr. Carapezzi has been a Manager since the Fund’s inception. He has more than 40 years of business and financial services industry experience.

Richard Kracum — Mr. Kracum has been a Manager since the Fund’s inception. He has more than 40 years of business and financial services industry experience.

J. Michael Fields — Mr. Fields has been a Manager since the Fund’s inception. He has more than 23 years of financial services industry experience.

Kevin T. McMenimen — Mr. McMenimen has been a Manager since the Fund’s inception. He has more than 31 years of business experience.

Kristen M. Leopold — Ms. Leopold has been a Manager since the Fund’s inception. She has more than 32 years of business, accounting and financial services industry experience.

Independent Managers

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
Ronald F. Carapezzi DOB: April 14, 1958	Independent Manager	Since Inception	Chairman, Liquid Waste Management (December 2018 – March 2022); Chief Executive Officer, United Site Services, Inc. (January 2017 – December 2018)	1
Richard Kracum DOB: December 13, 1954	Independent Manager; Nominating Committee Chairperson	Since Inception	Retired (2020 – Present); Co-Founder, Wind Point Partners (Private equity firm) (1985 – 2020). Current Directorships: Taylor-Wharton International; Nelson Global Products; B & W Communications, LLC; ANDE Corporation; Carleton College	1
J. Michael Fields DOB: July 14, 1973	Independent Manager	Since Inception	Chief Operating Officer, The Strategic Group	1
Kevin T. McMenimen DOB: August 7, 1962	Independent Manager	Since Inception	Chief Financial Officer, American Seafoods (November 2017 – Present)	1
Kristen M. Leopold DOB: August 25, 1967	Independent Manager; Audit Committee Chairperson	Since Inception	Chief Financial Officer; WFL Real Estate Services, LLC (Through April 2022) Current Directorships: Macquarie Asset Management; Blackstone Alternative Investment	1

____________

*        Each Manager serves an indefinite term, until his or her successor is elected.

**      Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***    The Fund Complex consists of the Fund.

Interested Managers and officers

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
John J. Guinee DOB: 09/12/1965	Chairman, President and Interested Manager[1]	Since Inception	Managing Partner/Co-Founder, Constitution Capital Partners, LLC (since 2008)	1
Daniel M. Cahill DOB: 07/29/1963	Interested Manager[1]	Since Inception	Managing Partner/Co-Founder, Constitution Capital Partners, LLC (since 2008)	1
YooMee Kim DOB: 02/16/1986	Treasurer	Since Inception	Controller, Constitution Capital Partners, LLC (since 2020). Assistant Controller, Capital Crossing Servicing Company	1
Rob Hatch DOB: 07/21/1975	Secretary	Since Inception	Partner/Co-Founder, Constitution Capital Partners, LLC (since 2008)	1
Fred Teufel DOB: 09/05/1959	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance Services	1

____________

*        Each Manager serves an indefinite term, until his or her successor is elected.

**      Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

(1)      John J. Guinee and Daniel M. Cahill are deemed an “interested person” of the Fund due to each of their positions as a Managing Partner of the Adviser.

Leadership structure and oversight responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the LLC Agreement. The Board is currently composed of seven members, five of whom are Independent Managers. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Managers have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Managers will meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. As described below, the Board has established an audit committee (the “Audit Committee,”) and a nominating committee (the “Nominating Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed John Guinee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Managers generally between meetings. The Chairman serves as a key point person for dealings between management and the

Managers. The Board does not currently have a lead Independent Manager. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Managers and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures, and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s distributor, administrator, and securities lending counterparty. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Managers

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee has selected Kristen Leopold, an Independent Manager, to serve in the role of Chairperson. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Managers. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Managers of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a manager. The Nominating Committee may solicit candidates to serve as managers from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants, or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Managers. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last fiscal year.

Manager ownership of securities

The Fund has not yet commenced operations as of the date of this SAI; therefore, none of the Managers owns Shares of the Fund.

As of the date of this SAI, the Managers and Officers of the Fund as a group owned less than one percent of the outstanding Shares of the Fund.

Independent Manager ownership of securities of the Adviser

As of the date of this SAI, none of the Independent Managers (or their immediate family members) owned securities of the Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

Manager compensation

In consideration of the services rendered by the Independent Managers, the Fund pays each Independent Manager a yearly retainer. Managers who are interested persons are compensated by the Fund’s administrator and/or its affiliates and are not separately compensated by the Fund. The Managers do not receive any pension or retirement benefits.

Code of Ethics

The Fund and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment management and other services

The Adviser

Constitution Capital PM, LP (the “Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund. The Adviser is registered with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the investment management agreement (the “Investment Management Agreement”).

The Investment Management Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).

The Fund pays the Investment Management Fee to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For purposes of calculating the Investment Management Fee, a commitment is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund. The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. “Net asset value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities, and obligations of the Fund; provided that, for purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be computed as of the last day of each month and will be due and payable in arrears within fifteen business days after the end of the month.

In addition, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders in the Fund will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services, including licensing employees of the Adviser as registered representatives of the Distributor to facilitate marketing of Shares to financial intermediaries.

The Adviser has entered into an expense limitation agreement and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby, for at least one-year from the effective date of this Prospectus, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.95%, 2.25% and 2.50% of the average daily net assets of Class A Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend, and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.95%, 2.25% and 2.50% for the Class A Shares, Class I Shares and Class D Shares, respectively. The Expense Limitation Agreement automatically renews for consecutive one-year terms unless terminated by the Fund or Adviser. For a period not to exceed three years from the date on which a Waiver is made, the Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party.

As the Fund had not commenced operations as of the date of this SAI, the Adviser has not received any fees from the Fund.

The Portfolio Management Team

The personnel of the Adviser who currently have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Management Team”) are

John J. Guinee | Managing Partner

Prior to co-founding Constitution Capital, Mr. Guinee was an Investment Director for Standard Life Investments Private Equity USA. Previously, he was a Vice President of Business Development at State Street Corporation. Mr. Guinee started his private equity career at GE Capital’s Corporate Finance Group, where he was a member of the Corporate Restructuring Group. Mr. Guinee earned his BS in Finance from Babson College, received his MBA from UCLA Anderson School of Management and is a graduate of GE’s Financial Management Program.

Daniel M. Cahill | Managing Partner

Prior to co-founding Constitution Capital, Mr. Cahill was Head of Standard Life Investments Private Equity USA. Previously, he was a founding member of Wilton Asset Management, a private equity fund of funds business at State Street Global Advisors. Mr. Cahill started his private equity career at GE Capital’s Corporate Finance Group where he became Vice President and was responsible for originating, structuring and negotiating leveraged buyouts, recapitalizations and growth equity transactions. Mr. Cahill earned his BS in Business Administration from Oswego University, received his MBA from Binghamton University and is a graduate of GE’s Financial Management Program.

Robert M. Hatch | Partner

Mr. Hatch was one of the founding partners of Constitution Capital. Prior to joining Constitution Capital, Mr. Hatch was an Investment Director at Standard Life Investments Private Equity USA. Previously, Mr. Hatch worked at Argo Global Capital, a private equity firm with $475 million under management. Mr. Hatch began his career in the investment banking group of State Street Corporation. Mr. Hatch earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Harvard University in Applied Mathematics and Statistics, cum laude. Mr. Hatch is a CFA charterholder.

Vicente Miguel T. Ramos | Partner

Mr. Ramos was one of the founding partners of Constitution Capital. Prior to joining Constitution Capital, he was an Investment Director at Standard Life Investments Private Equity USA. Previously, Mr. Ramos worked at Lehman Brothers. Mr. Ramos began his career in the investment banking group at State Street Corporation where he focused on private placements and M&A transactions. Mr. Ramos earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Dartmouth College where he completed a double major in Economics and Engineering Sciences. Mr. Ramos is a CFA charterholder.

Alexander R. Tatum | Partner

Mr. Tatum was one of the founding members of Constitution Capital. Prior to joining Constitution Capital, Mr. Tatum was an Investment Manager at Standard Life Investments Private Equity USA. Previously, he was a financial analyst with Goldman Sachs. Mr. Tatum began his career with SunTrust Robinson Humphrey as a financial analyst in their investment banking division. Mr. Tatum earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Bowdoin College where he completed a major in Economics.

Daniel H. Clare | Partner and Head of Credit

Mr. Clare heads the Constitution Capital Credit Partners team. From 2010 to 2016, he was a Managing Director at Ascribe Capital, formerly known as American Securities Opportunities Fund. Previously, he was a Senior Managing Director at Diamond Castle Partners, which he joined alongside other investment professionals from DLJ Merchant Banking Partners. He held prior roles as a management consultant at Bain & Company and in the investment banking division at Goldman Sachs. Mr. Clare earned his MBA from Harvard Business School and his undergraduate degree from Haverford College.

Christopher S. Faucher | Vice President

Mr. Faucher is responsible for screening, evaluating, negotiating and monitoring private equity and credit investments. Prior to joining Constitution Capital in November 2015, Mr. Faucher was a Management Consultant at RSM US (formerly McGladrey). Mr. Faucher earned his undergraduate degree from Elon University with a major in Finance and graduated cum laude. Mr. Faucher is a CFA charterholder.

Other accounts managed by the Portfolio Management Team

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of June 30, 2022.

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL VALUE OF ASSETS BY ACCOUNT TYPE FOR WHICH THERE IS NO PERFORMANCE-BASED FEE			NUMBER OF OTHER ACCOUNTS AND TOTAL VALUE OF ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies*	Other pooled investment vehicles**	Other accounts**
Daniel M. Cahill	0	2 accounts, $525,000,000	3 accounts, $300,000,000	0	15 accounts, $3,669,149,200	0
John J. Guinee	0	2 accounts, $525,000,000	3 accounts, $300,000,000	0	15 accounts, $3,669,149,200	0
Robert M. Hatch	0	2 accounts, $525,000,000	3 accounts, $300,000,000	0	12 accounts, $3,451,779,600	0
Vicente M. Ramos	0	2 accounts, $525,000,000	3 accounts, $300,000,000	0	12 accounts, $3,451,779,600	0
Alexander R. Tatum	0	2 accounts, $525,000,000	3 accounts, $300,000,000	0	12 accounts, $3,451,779,600	0
Daniel H. Clare	0	0	0	0	3 accounts, $217,369,600	0
Christopher S. Faucher	0	0	0	0	0	0

Conflicts of interest

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation of the Portfolio Management Team

The Adviser is an affiliate of Constitution Capital Partners, LLC.

The Adviser has designed its compensation structure to encourage employee retention and alignment of interest with investors. Team members are compensated based on a base salary and an annual performance-based discretionary bonus. All professionals are paid a competitive base salary and discretionary bonus based on performing their investment duties, individual execution, and overall performance of the firm. In addition, eligible employees receive a meaningful amount of carried interest from certain clients of the Adviser’s affiliates, further providing alignment of interests.

Portfolio Management Team’s ownership of securities in the Fund

As the Fund is newly-offered, as of the date of this SAI, no member of the Portfolio Management Team own any Shares of the Fund.

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	Dollar Range of Securities Beneficially Owned by Portfolio Management Team member*
John H. Guinee	None
Daniel M. Cahill	None
Robert M. Hatch	None
Vicente M. Ramos	None
Alexander R. Tatum	None
Daniel H. Clare	None
Christopher S. Faucher	None

____________

*        As of the date of this SAI.

Brokerage

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. In most instances, the Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Portfolio Funds by the Fund) may be subject to expenses. The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser as permitted under the Investment Company Act. Given the private equity focus of a majority of the Portfolio Funds, significant brokerage commissions are not anticipated to be paid by such funds.

Independent registered public accounting firm; legal counsel

PricewaterhouseCoopers LLP, of 101 Seaport Boulevard, Suite 500, Boston, MA 02210, has been selected as independent registered public accountants for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Faegre Drinker Biddle & Reath LLP, of One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Managers.

Administrator

The Fund has contracted with UMB Fund Services, Inc (the “Administrator”) to provide it with certain administrative and accounting services. As the Fund had not commenced operations as of the date of this SAI, the Administrator has not received any fees from the Fund.

Custodian

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund and Portfolio Funds are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 928 Grand Boulevard, Kansas City, Missouri 64106.

Calculation of net asset value

The Fund will calculate the net asset value of each class of Shares as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the net asset value of each class of Shares), less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of Class A Shares, Class D Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class A Shares, Class D Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

Proxy voting policies and procedures

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures are included as Appendix C to this SAI. The Board will periodically review the Fund’s proxy voting record. The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filings will be available: (i) without charge, upon request, by calling the Fund at 855.551.CCPM (2276) or (ii) by visiting the SEC’s website at www.sec.gov.

Control persons and principal shareholders

As of the date of this SAI, there were no record or beneficial owners of 5% or more of the Fund.

Financial statements

Appendix A to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by PricewaterhouseCoopers LLP. The Fund will issue a complete set of financial statement on a semi-annual basis in accordance with generally accepted accounting principles. The Fund’s Annual and Semi-Annual Reports maybe be obtained (i) without charge, upon request, by calling the Fund at 855.551.CCPM (2276) or (ii) by visiting the SEC’s website at www.sec.gov.

Appendix A

U/C Seed Partnership Fund, L.P.

Financial Statements

For the Period March 1, 2022
(Commencement of Operations)
through June 30, 2022

U/C Seed Partnership Fund, L.P.
For the Period March 1, 2022 through June 30, 2022

Report of Independent Registered Public Accounting Firm

To the General Partner of U/C Seed Partnership Fund L.P.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital, including the schedule of investments, of U/C Seed Partnership Fund L.P. (the “Partnership”) as of June 30, 2022, and the related statements of operations, of changes in partners’ capital and of cash flows, including the related notes, and the financial highlights for the period March 1, 2022 (commencement of operations) through June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership as of June 30, 2022, and the results of its operations and its cash flows and the financial highlights for the period March 1, 2022 (commencement of operations) through June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the Partnership’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Partnership in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Boston, MA August 22, 2022

We have served as the Partnership’s auditor since 2022.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

U/C Seed Partnership Fund, L.P. Schedule of Investments June 30, 2022
Investments – 99.45%	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments – 37.8%^
Direct Equity – 37.8%
Asia – Pacific – 10.91%
SLP Rainbow Co-Invest, L.P.*[1,2,4]	Limited partnership interest	6/30/2022	$10,150,407	$10,150,407
SLP Redwood Co-Invest, L.P.*[1,2,4]	Limited partnership interest	6/30/2022	7,661,918	7,661,918
Total Asia – Pacific			17,812,325	17,812,325

North America – 13.55%
SLP Blue Co-Invest, L.P.*[1,2]	Limited partnership interest	6/30/2022	8,020,545	8,020,545
SLP SPV-2, L.P.*[1,2]	Limited partnership interest	6/30/2022	7,675,522	7,675,522
SLP West Holdings Co-Invest II, L.P.*[1,2]	Limited partnership interest	6/30/2022	6,418,705	6,418,705
Total North America			22,114,772	22,114,772

Western Europe – 13.34%
SLP Jewel Co-Invest, L.P.*[1,2,4]	Limited partnership interest	6/1/2022	6,281,392	6,281,392
SLP Mistral Co-Invest, L.P.*[1,2,4]	Limited partnership interest	6/30/2022	7,424,493	7,424,493
SLP Zephyr Investors, L.P.*[1,2,4]	Limited partnership interest	6/30/2022	8,056,627	8,056,627
Total Western Europe			21,762,512	21,762,512
Total Direct Equity			61,689,609	61,689,609
Total Direct Investments			61,689,609	61,689,609

Investment Funds – 61.65%^
North America – 61.65%
Avista Capital Partners (Offshore) II, L.P.*[1,2,3]	Limited partnership interest	6/30/2022	3,139,759	3,139,759
L Catterton Partners VII, L.P.*[1,2,3]	Limited partnership interest	5/1/2022	18,858,631	16,608,206
Lightyear Fund III, L.P.*[1,2,3]	Limited partnership interest	6/30/2022	1,900,975	1,900,975
Riverstone Global Energy and Power Fund VI, L.P.*[1,2,3]	Limited partnership interest	6/30/2022	7,739,708	7,739,708
Riverstone Non – ECI Partners, L.P.*[1,2,3]	Limited partnership interest	6/30/2022	13,217,716	13,217,716
Silver Lake Partners IV, L.P.*[1,2,3]	Limited partnership interest	6/30/2022	17,576,911	17,576,911
Silver Lake Partners V, L.P.*[1,2,3]	Limited partnership interest	6/30/2022	20,458,963	20,458,963
SunTx Capital Partners II, L.P.*[1,2]	Limited partnership interest	5/1/2022	6,570,470	5,320,493
WestView Capital Partners III, L.P.*[1,2,3]	Limited partnership interest	6/30/2022	14,656,796	14,656,796
Total North America			104,119,929	100,619,527
Total Investment Funds			104,119,929	100,619,527

Total Investments – 99.45%			$165,809,538	$162,309,136
Other assets in excess of liabilities – 0.55%				900,212
Total Partners’ Capital – 100%				$163,209,348

____________

^        Investments do not issue shares.

*        Investment is non-income producing.

1        Restricted security.

2        Investment does not allow redemption or withdrawals except at discretion of its general partner, manager, or advisor.

3        Investment has been committed to but has not been fully funded by the Partnership.

4        Foreign security denominated in U.S. Dollars.

U/C Seed Partnership Fund, L.P. Schedule of Investments — (Continued) June 30, 2022
Investment Funds by Strategy (as a percentage of total investments)
Investment Funds	61.65%
Direct Investments
Direct Equity	37.80%
Total Investments	99.45%
Other assets in excess of liabilities	0.55%
Total Liabilities and Partners’ Capital	100.00%

See accompanying notes to financial statements.

U/C Seed Partnership Fund, L.P. Statement of Assets, Liabilities and Partners’ Capital June 30, 2022
Assets
Unaffiliated Investments, at fair value (cost $165,809,538)	$162,309,136
Cash	3,613,970
Prepaid legal fees	109,950
Receivable from Adviser	93
Total Assets	166,033,149

Liabilities and partners’ capital
Line of credit payable	1,000,000
Loans payable[1]	100,000
Legal fees payable	1,018,021
Organizational cost payable	207,412
Due to related parties	207,272
Financing fees and expenses payable	195,210
Audit fees payable	85,000
Accounting and administration fees payable	10,273
Loan interest payable	613
Total Liabilities	2,823,801
Commitments and contingencies (see Note 11)
Partners’ capital	163,209,348
Total liabilities and partners’ capital	$166,033,149

____________

1        Including related party loan of $50,000 and promissory note of $50,000.

See accompanying notes to financial statements.

U/C Seed Partnership Fund, L.P. Statement of Operations For the Period March 1, 2022 (Commencement of Operations) through June 30, 2022
Expenses
Legal fees	$1,269,409
Organizational costs	264,339
Fund financing fees & expenses	195,210
Audit fees	85,000
Credit facility fee	67,500
Accounting and administration fees	10,273
Interest expense	613
Other expenses	159
Total Expenses	1,892,503
Net Investment Loss	(1,892,503)

Net Change in Unrealized Appreciation/Depreciation on Investments
Net change in unrealized appreciation/depreciation on investments	(3,500,402)
Net change in unrealized appreciation/depreciation on currency transactions	(144,974)
Net Change in Unrealized Appreciation/Depreciation on Investments	(3,645,376)
Net Increase in Partners’ Capital Resulting from Operations	$(5,537,879)

See accompanying notes to financial statements.

U/C Seed Partnership Fund, L.P. Statement of Changes in Partners’ Capital For the Period March 1, 2022 (Commencement of Operations) through June 30, 2022
	General Partner’s Capital	Limited Partner’s Capital	Total Partners’ Capital
Changes in Partners’ Capital Resulting from Operations
Net investment loss	$—	$(1,892,503)	$(1,892,503)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	—	(3,645,376)	(3,645,376)
Net Change in Partners’ Capital Resulting from Operations	—	(5,537,879)	(5,537,879)

Change in Partners’ Capital Resulting from Capital Transactions
Capital contributions	10,000	6,550,000	6,560,000
Investments transferred in-kind	—	162,187,227	162,187,227
Net Change in Partners’ Capital Resulting from Capital Transactions	10,000	168,737,227	168,747,227

Total Net Increase in Partners’ Capital	10,000	163,199,348	163,209,348

Partners’ Capital
Beginning of period	—	—	—
End of period	$10,000	$163,199,348	$163,209,348

See accompanying notes to financial statements.

U/C Seed Partnership Fund, L.P. Statement of Cash Flows For the Period March 1, 2022 (Commencement of Operations) through June 30, 2022
Cash Flows From Operating Activities
Net decrease in partners’ capital from operations	$(5,537,879)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash used in operating activities:
Contributions to Direct Investments	(6,426,365)
Return of capital distributions from investment funds	2,659,080
Net change in unrealized appreciation/depreciation on currency transactions	144,974
Net change in unrealized appreciation/depreciation on investments	3,500,402
(Increase)/Decrease in Assets:
Increase in prepaid legal fees	(109,950)
Increase in receivable from Adviser	(93)
Increase/(Decrease) in Liabilities:
Increase in legal fees payable	1,018,021
Increase in organizational cost payable	207,412
Increase in due to related parties	207,272
Increase in financing fees and expenses payable	195,210
Increase in audit fees payable	85,000
Increase in accounting and administration fees payable	10,273
Increase in loan interest payable	613
Net Cash Used in Operating Activities	(4,046,030)

Cash Flows from Financing Activities
Proceeds from capital contributions	6,560,000
Drawdown on line of credit	1,000,000
Borrowing from loans	100,000
Net Cash Provided by Financing Activities	7,660,000

Net change in Cash	3,613,970
Cash – Beginning of Period	—
Cash – End of Period	$3,613,970

Supplemental disclosure of non-cash activities
Capital transfer of investments	$162,187,227

See accompanying notes to financial statements.

U/C Seed Partnership Fund, L.P. Financial Highlights[1]
For the Period March 1, 2022 (Commencement of Operations) through June 30, 2022
Ratios to average Limited Partner’s capital:
Net Expenses	9.44%[2]
Net investment loss	(9.44)%[2]
Total Return[3]	(17.32)%[4]
Portfolio turnover rate	0.00%[4]

____________

1        Information represents the financial highlights applicable to the Limited Partner’s and excludes the General Partner.

2        Net investment loss and net expense have been annualized, except for Organizational Costs which are non recurring expenses. Due to the recent commencement of the Partnership, the Limited Partners’ net investment income and expense ratios are not believed to be meaningful at this time.

3        Total Return based on Limited Partner’s capital reflects the change in Limited Partner’s capital based on the effects of the performance of the Partnership during the period.

4        Not annualized.

See accompanying notes to financial statements.

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 1 — Organization

U/C Seed Partnership Fund, L.P. (the “Partnership”) a Delaware limited partnership was formed on February 15th, 2022 and commenced operation on March 1, 2022 (“inception”), pursuant to the Limited Partnership Agreement, which was Amended and Restated on April 22, 2022 (the “Partnership Agreement”). U/C Seed Partnership Fund GP, LLC is the general partner (the “General Partner”) of the Partnership. The General Partner is responsible for managing the business and affairs of the Partnership. Constitution Capital Equity Partners, LP (the “Investment Manager”), serves as the investment advisor of the Partnership. The Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Partnership was formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Partnership is (a) acquiring the seed portfolio and there after acquiring and investing in a diverse portfolio of investment funds and portfolio companies which will (or may) include limited partnerships, funds, or other investment vehicles (“Investment Funds”), and direct investments in equity (“Direct Equity Investments”) and credit (“Direct Credit Investments,” collectively “Direct Investments”) (b) managing, supervising and disposing of such investments (c) the reorganization into an investment company registered under 1940 Act the (“RIC”) and (d) engaging in any lawful act or activity for which limited partnerships may be formed under the Act.

Note 2 — Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Partnership in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Basis of Accounting

The Partnership is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

(b) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the General Partner to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant assumptions and estimates relate to the valuations of investments. Actual results could differ from those estimates included in the financial statements.

(c) Cash

Cash represents cash deposits held at financial institutions. Cash is principally held at one major financial institution and is subject to credit risk to the extent those balances exceed applicable FDIC or SIPC limitations.

(d) Concentration of Market, Credit and Industry Risks

The Partnership’s portfolio investments are generally illiquid, non-publicly traded securities and are realized as distributions from portfolio investments are made and when portfolio investments are disposed of. These portfolio investments are subject to various risk factors including market, credit and industry risk. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest rates. Other risks affecting these portfolio investments include, but are not limited to, increasing competition, rapid changes in technology and changes in economic conditions. Additionally, certain portfolio investments are denominated in

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 2 — Accounting Policies (cont.)

foreign currencies that may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. These risk factors could have a material effect on the ultimate realizable value of the Partnership’s portfolio investments.

(e) Fair Value of Financial Instruments

The fair value of the Partnership’s investments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Partner’s Capital. The Partnership has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Partnership’s investments are carried at fair value in good faith with respect to Section 2(a)(41) of the Act.

The Partnership invests, under normal circumstances, in a broad portfolio of private assets. These investments include, without limitation: (i) Investment Funds (primary and secondary investments in private funds); (ii) Direct Investments (positions in the equity or debt of operating companies); and (iii) Debt Securities (direct or secondary purchases of liquid credit instruments.

Investment Funds

The Partnership may invest in interests or shares in Investment Funds where the net asset value (NAV) is calculated and reported by the managers on a monthly or quarterly basis. The General Partner will use the net asset value provided by the Investment Funds as a practical expedient to estimate the fair value of such interests. Between valuation dates, the General Partner will determine if adjustments to the last reported NAV are needed, taking into account considerations such as the characteristics of the underlying portfolio and correlations to public market benchmarks.

Before investing in any Investment Fund, the General Partner will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilized principles of fair value that the General Partner reasonably believes to be consistent with those used by the Partnership for valuing its own investments. After investing in an Investment Fund, the General Partner will monitor the valuation methodology used by the Investment Fund’s manager.

To determine the estimated value of the Partnership’s interests or shares in Investment Funds, the General Partner considers, among other things, information provided by the Investment Funds, including quarterly unaudited financial statements. The General Partner will review the appropriateness of the valuation based on any new information or changes in assumptions regarding the security, reliable public information, actual trade prices or other information that becomes available subsequent to the most recent quarterly valuation determination. If changes are required, the General Partner will make a market adjustment and provide an updated valuation to the Administrator to revise it accordingly.

Direct Investments

The Partnership’s Direct Investments are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the General Partner is required to value these Direct Investments at estimated fair values, using present value and other subjective valuation techniques. These may include references to market multiples, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the General Partner and such other factors as the General Partner may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation. The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment and may fluctuate from period to period.

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 2 — Accounting Policies (cont.)

Debt Securities

Debt Securities including, but not limited to U.S. Government and Agency Securities, Municipal Securities, Bank Loans, and Short-Term Debt Instruments are valued using various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.

(f) Investment Transactions and Related Income

The Partnership’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation in the fair value of its portfolio investments. The Partnership generally recognizes investment income and realized gains based on the characterization of distributions provided by the portfolio investments at the time of distributions.

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Partnership records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Partnership recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recognized on preferred equity securities on an accrual basis (to the extent that such amounts are expected to be collected) and on common equity securities on the record date (for private companies) or on the ex-dividend date (for publicly traded companies). Other income from portfolio investments, which represents operating income from investment partnerships or other flow through entities received by the Partnership, is recorded on the date received.

Investment Fund purchases are recorded on the purchase closing date and Investment Fund sales are recorded on the sales closing date. Distributions received from the Investment Funds are recorded on the effective date. Contributions paid increase the cost basis of Investment Funds on the Statement of Assets, Liabilities and Partners’ Capital. Legal fees in connection with Fund Investments acquisitions are expensed as incurred on an accrual basis. Distributions received representing return of capital are recorded as such by the Partnership on the Statement of Cash Flows and reduce the cost basis of Investment Fund’s on the Statement of Assets, Liabilities and Partners’ Capital and Schedule of Investments. Distributions from the Investment Funds in the form of cash or securities are recorded at the fair value on the effective distribution date. Distributions from Investment Funds when identified as realized gain (loss), subsequent closing interest income or net investment income are recorded as such by the Partnership on the Statement of Operations.

(g) Foreign Currency

The values of portfolio investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the portfolio investments and distributions received from the portfolio investments are translated into U.S. dollar amounts on the respective dates of each such transaction. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

(h) Income Taxes

Partners are responsible for reporting their share of the Partnership’s income or loss in their individual income tax returns. Therefore, no provision has been made for federal or state income taxes. Due to the timing of tax information received from the Investment Funds and investments, tax basis information is not available as of the date of the financial

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 2 — Accounting Policies (cont.)

statements. The partners of the Partnership may have an outside basis that differs from the Partnership’s inside basis. The liquidation of a partner’s interest may generate taxable gain or loss that is not reported on the Partnership’s income tax return.

In accordance with FASB (ASC) 740, Income Taxes, the Partnership requires the General Partner to determine whether it is more likely than not that a tax position will be sustained upon examination by the applicable taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. The General Partner has determined that there were no tax positions which met the recognition and measurement requirements of the relevant accounting standard and therefore, the Partnership did not record an expense related to uncertain tax positions on the Partnership’s Statement of Operations for the period ended June 30, 2022.

The Partnership could be subject to income tax examinations for its U.S. federal and state income taxes for the current tax year, which is still open under the statute of limitations.

(i) Currency risk

The Partnership’s portfolio will include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Partnership’s investments are denominated against the U.S. Dollar may result in a decrease the Partnership’s net asset value. The General Partner may or may not elect to hedge the value of investments made by the Partnership against currency fluctuations, and even if the General Partner deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Partnership could be adversely affected by such currency fluctuations.

(j) Investment Risks

Risks of Private Equity Strategies

The Partnership’s investment portfolio will include Direct Investments in private companies and investments in Fund Investments, which will hold securities issued primarily by private companies. Operating results for private companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Risks Associated with Private Company Investments

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principle, and are not required to maintain effective internal controls over financial reporting. As a result, the General Partner may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Partnership invests. There is risk that the Partnership may invest on the basis of incomplete or inaccurate information, which may adversely affect the Partnership’s investment performance. Private companies in which the Partnership may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 2 — Accounting Policies (cont.)

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Partnership may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Partnership will be able to realize the value of private company investments in a timely manner.

Direct Investments Risks

The Partnership’s investment portfolio will include Direct Investments, which are investments in the equity and/or debt securities of private companies, including alongside private equity funds and other private equity firms. The Partnership’s ability to realize a profit on such Direct Investments will be particularly reliant on the expertise of the lead investor in the transaction. There can be no assurance that the Partnership will be given Direct Investment opportunities, or that any specific Direct Investment offered to the Partnership would be appropriate or attractive to the Partnership in the General Partner’s judgment. The market for Direct Investment opportunities is competitive and may be limited, and the Direct Investment opportunities to which the Partnership wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Direct Investment opportunities; however, the General Partner may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the General Partner may have little to no opportunities to negotiate the terms of such Direct Investments. The Partnership generally will rely on the portfolio fund manager or sponsor offering such Direct Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Direct Investment.

Note 3 — Portfolio Valuation

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold, and the differences may be significant. The Partnership values its portfolio investments in accordance with the provisions of ASC Topic 820, Fair Value Measurements and Disclosures. The codification defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price) and sets out a fair value hierarchy. The codification establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the General Partner. Unobservable inputs reflect the General Partner’s assumption about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. The types of financial instruments included in Level 1 are listed unrestricted securities, equities and listed derivatives listed in active markets.

Level 2 — Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly in active markets as of the reporting date, and fair value that is determined using models or other valuation methodologies. Financial instruments in this category generally include corporate bonds and loans, less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, certain over-the-counter derivatives and redeemable investments in alternative investment funds where the fair value is based on observable inputs. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

Level 3 — Inputs that are unobservable for the asset or liability and that include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation. Financial instruments in this category generally include equity and debt positions in private companies,

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 3 — Portfolio Valuation (cont.)

and nonredeemable investments in alternative investment funds, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As the Partnership uses the NAV as a practical expedient to determine the fair value of certain Investment Funds, these investments have not been classified in the GAAP fair value hierarchy.

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Direct Investments	$—	$14,094,227	$47,595,382	$61,689,609
Investment Funds	—	—	14,656,796	14,656,796
NAV as a practical expedient	—	—	—	85,962,731
Total Investments	$—	$14,094,227	$62,252,178	$162,309,136

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Direct Investments	Investment Funds
Balance as of March 1, 2022	$—	$—
Transfers into Level 3		—
Transfers out of Level 3	—	—
Total gains or losses for the period Included in earnings (or changes in partners’ capital)	—	—
Capital transfer of investments	47,595,382	17,315,876
Return of capital distributions	—	(2,659,080)
Balance as of June 30, 2022	$47,595,382	$14,656,796

Change in unrealized gains or losses for the period included in earnings (or changes in partners’ capital) for Level 3 assets held at the end of the reporting period	$—	$—

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 3 — Portfolio Valuation (cont.)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30:

Asset Class	Fair Value at 6/30/2022	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input
Direct Investments	$41,313,990	Market Approach	EBITDA Multiple	13.8x – 68.1x	30.3x
Investment Funds	$14,656,796	Adjusted reported net asset value	Reported net asset value/Fair value adjustments	N/A	N/A

The table above excludes $6,281,392 of investments for which fair value is based on unobservable inputs that are not developed by the General Partner such as investments for which fair values is determined by recent, pending or expected transactions or third-party pricing information without adjustment.

Level 3 Direct Investments valued using an unobservable input are directly affected by a change in that input. Significant increases or decreases in these inputs in isolation would result in significantly higher or lower fair value measurements.

____________

(1)      The Advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Note 4 — Management Fees and Allocations

The General Partner will not be paid any fee by the Partnership.

Note 5 — Distribution and Allocation of Profit and Loss

Distributions are allocated and distributed as described more fully in Article 4 of the Partnership Agreement. Proceeds from investments shall be allocated amongst the partners in proportion to their percentage interest with respect to the investment. The Partnership may make distributions to allow the partner to satisfy their tax liabilities in respect to partnership income, at such times and in such amounts as determined by the limited partner of the Partnership, in its sole discretion.

Allocations of net income, realized gains and losses shall ultimately be made amongst the partners in a manner reflecting the rights to receive distributions as described above.

A capital account (“Capital Account”) will be maintained for each partner in a manner consistent with section 704 of the Code and Regulations thereunder. Each partner’s Capital Account will be (A) increased by all capital contributions of such partner and all income and gain allocated to such partner, (B) decreased by all distributions to such partner and all items of loss and deduction allocated to such partner, and (C) otherwise adjusted in such manner as is necessary in the reasonable judgment of the General Partner to comply with section 704 of the Code and applicable Regulations. The General Partner will have the power and authority to make all accounting, tax and financial reporting determinations and decisions, including without limitation determinations as to the source and nature of Portfolio Proceeds received by the Partnership for purposes of determining distributions to partners.

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 6 — Organization Costs and Operating Expenses

The Partnership will pay or, if paid by the General Partner, reimburse the General Partner for, all its reasonable and properly incurred operating costs. Operating costs payable by the Partnership include, among others, costs related to the organization of the Partnership, including legal and accounting fees, printing costs. Costs incurred in relation to the organization and establishment of the Partnership are expensed in the period in which they are incurred. For the period ended June 30, 2022, the Partnership had expensed Organization Costs in the amount of $264,339.

Note 7 — Risks Related to Pandemics and Other Diseases

Events such as health pandemics or outbreaks of disease may lead to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. For example, beginning in late 2019, China experienced an outbreak of a new and highly contagious form of coronavirus disease, “COVID-19”. In the ensuing months, COVID-19 spread to numerous countries and was declared a pandemic by the World Health Organization, prompting precautionary government-imposed closures and restrictions of certain travel and businesses in many countries. Given the novelty of COVID-19, it is extremely difficult to quantify the extent of its adverse impact on the global economy, in particular if it continues to spread globally. Health pandemics or outbreaks could result in a general economic decline in a given region, or globally, particularly if the outbreak persists for an extended period of time or spreads globally. This could have an adverse impact on Investment Funds and/or Direct Investments, or the Partnership’s ability to source new investments or to realize its investments. Pandemics and similar events could also have an acute effect on individual issuers or related groups of issuers and could adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to Investment Funds and/or Direct Investments or the Manager’s operations or the operations of a sponsor of an underlying Investment Fund or Direct Investment. Additionally, the risks related to health pandemics or outbreaks of disease are heightened due to uncertainty as to whether such an event would qualify as a force majeure event. If a force majeure event is determined to have occurred, a counterparty to the Partnership, an underlying Investment Fund and/or Direct Investments may be relieved of its obligations under certain contracts to which it is a party, or, if it has not, the Partnership, underlying Investment Fund or Direct Investments, as the case may be, may be required to meet their contractual obligations, despite potential constraints on their operations and/or financial stability. Either outcome could adversely impact performance of the Investment Funds, Direct Investments and/or the Partnership.

Note 8 — Capital Contributions

The General Partner has contributed to the Partnership a capital commitment of $10,000. This amount is invested by the Partnership solely in temporary investments. Any income, gain or loss in connection therewith will be allocated solely to the General Partner. Any amounts distributable in respect thereto will be distributed solely to the General Partner. For the avoidance of doubt, the General Partner will not have any other share of profits or distributions of the Partnership and will have no other economic interests in the Partnership, including, without limitation, any Percentage Interest.

The Limited Partner has agreed to contribute to the Partnership the seed portfolio of private equity investments as an in-kind capital contribution to satisfy its primary capital commitment (the “Seed Portfolio”). The Limited Partner completed a series of in-kind capital contributions of $159,258,164 as of June 30, 2022 which have been recorded at fair value as of the date of transfer.

The Limited Partner also agreed to contribute to the Partnership an aggregate amount up to $35 million as a capital commitment to be paid in installments. The General Partner may require the Limited Partner to contribute capital to the Partnership to satisfy amounts outstanding under a Subscription Facility (see “Barclays Facility” in note 12) at any time upon not less than ten (10) business days’ notice. All contributions not related to a Subscription Facility will be made when and as the General Partner and the Limited Partner jointly determine that capital is needed by the Partnership, whether because the Partnership intends to make an investment made or pay or provide for the payment of the expenses of the Partnership.

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 8 — Capital Contributions (cont.)

The following table summarizes the Limited Partner’s capital contributions to the Partnership for the period from March 1, 2022 (Commencement of Operations) through June 30, 2022:

Total committed capital	$35,000,000
Capital contributed	6,550,000
Remaining capital commitments	28,450,000

In total, the Limited Partner had contributed approximately 19% of their committed capital to the Partnership as of June 30, 2022. The Partnership may periodically issue capital calls to its partners as cash is required to purchase portfolio investments, fund capital calls from the various portfolio investments and to pay expenses. Capital calls will be issued in proportion to the partner’s capital commitment percentage.

The Partnership Agreement specifies that, except as required by law, the Limited Partner will not be obligated to make any contributions to the Partnership in excess of their capital commitment to the Partnership, or be personally liable for the debts and obligations of the Partnership.

Note 9 — Commitments

As of June 30, 2022, the Partnership has unfunded commitments of $21,516,535. See breakout of commitments by security below.

Investment	Unfunded Commitment
Avista Capital Partners (Offshore) II, L.P.	$3,911,135
L Catterton Partners VII, L.P.	$5,255,169
Lightyear Fund III, L.P.	$1,016,057
Riverstone Global Energy and Power Fund VI L.P.	$1,560,231
Riverstone Non – ECI Partners, L.P.	$4,033,903
Silver Lake Partners IV, L.P.	$319,967
Silver Lake Partners V, L.P.	$2,813,390
SLP SPV-2, L.P.	—
SunTx Capital Partners II, L.P.	—
WestView Capital Partners III, L.P.	$2,606,683
SLP Blue Co-Invest, L.P.	—
SLP Redwood Co-Invest, L.P.	—
SLP Mistral Co-Invest, L.P.	—
SLP Jewel Co-Invest, L.P.	—
SLP Rainbow Co-Invest, L.P	—
SLP West Holdings Co-Invest II, L.P.	—
SLP Zephyr Investors, L.P.	—

Note 10 — Related Party Transactions

The Investment Manager is an affiliate of the General Partner. As of June 30, 2022, “Receivable from Adviser” of $93, comprised of SEC filings fees for the Investment Manager that was paid from the Partnership. “Due to related parties” balance of $207,272, shown in the accompanying Statement of Assets, Liabilities and Partners’ Capital, consisted of organizational costs paid by the Investment Manager on behalf of the Partnership. The interest expenses recorded by the Partnership for the period ended June 30, 2022 was $499. Such amount was charged by Constitution Capital Fund Administration, L.P., an affiliated entity, to the Investment Manager.

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 10 — Related Party Transactions (cont.)

The Investment Manager provides investment advice to a variety of clients, including through other accounts and investment funds, and expects to have additional clients in the future. These other clients may have goals that are similar to or overlap with those of the Partnership. As a result, the General Partner, the Investment Manager and their affiliates — including each of their respective directors, officers, partners and employees — may be subject to various conflicts of interest in their relationships and dealings with the Partnership. By acquiring an interest in the Partnership, each investor will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and, to the extent permitted by applicable law, to have waived any claims with respect to the existence of any conflicts of interest.

A related party loan of $50,000 and a promissory note of $50,000 is included in the Loans payable on the Statement of Assets, Liabilities and Partners’ Capital and represents short term funding to the Partnership by the Investment Manager.

Note 11 — Indemnifications

In the normal course of business, the Partnership enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Partnership based on events which have not yet occurred. However, based on the Investment Manager’s experience, the Partnership believes the risk of loss from these arrangements to be remote.

Note 12 — Borrowing, Use of Leverage

The Partnership is authorized to incur indebtedness pursuant to a subscription facility with a commercial financial institution under such terms as it may elect in the good faith judgement of the General Partner in order to facilitate the purpose of the Partnership, including, but not limited to, for the purpose of (i) providing interim financing for the acquisition of portfolio investments to the extent necessary prior to the receipt of capital contributions, and (B) paying Partnership Expenses.

The Partnership (“Borrower”) entered into a Master Promissory Note Agreement in which it promises to pay to the order of Constitution Capital Fund Administration, LP, (the “Lender”), the principal amount from time to time, hereto with respect to loans from time to time made by Lender to Borrower (each such loan, a “Loan”), together with interest on the unpaid balance thereof from the date such Loan is advanced by Lender to Borrower, at the then prevailing applicable Prime Rate minus .5% per annum, calculated on the basis of the actual number of days elapsed over a 360-day year, subject to the maximum rate permitted by applicable law. Principal and accrued interest of this Note is due and payable upon the repayment of the Loan. The Master Promissory Note Agreement was effective March 16th for $50,000. The Partnership incurred interest expense of $499 related to the borrowings which reflects a weighted average interest rate of 3.36% for the year ended June 30, 2022. Such expense is included in “Interest expense” in the accompanying Statement of Operations.

Effective June 23, 2022, the Partnership entered into a $27,000,000 revolving credit agreement with Barclays Bank PLC (the “Barclays Facility”). The Barclays Facility has a three month term. The Partnership entered into the Barclays Facility for working capital requirements, such as expenses and investments. Borrowings under the Barclays Facility bears interest at Term Secured Overnight Financing Rate plus 1.85% per annum. For the period ended June 30, 2022, the Partnership utilized the facility, borrowed $1,000,000, incurred $67,500 in upfront fees, and incurred $115 of interest expense on borrowings at a 4.14% interest rate, which is included in “Interest expense” in the accompanying Statement of Operations.

U/C Seed Partnership Fund, L.P. NOTES TO FINANCIAL STATEMENTS June 30, 2022

Note 13 — Subsequent Events

The Partnership has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Partnership’s related events and transactions that occurred through the date of issuance of the Partnership’s financial statements.

Subsequent to June 30, 2022, the Partnership made the following unfunded commitments in the table below.

Investment	Unfunded Commitment
Ares Corporate Opportunities Fund V, L.P.	$1,381,124
Ares Corporate Opportunities Fund VI Parallel (TE), L.P.	$11,424,400
Ares Energy Opportunities Fund B, L.P	$2,456,405
Baring Asia Private Equity Fund VI, L.P.	$1,244,802
Baring Asia Private Equity Fund VII, L.P.	$10,969,931
Carlyle International Energy Partners II SCSp	$17,957,072
Carlyle Partners VI, L.P.	$544,648
Carlyle Partners VII, L.P.	$580,660
CVC Capital Partners VI (D) S.L.P.	€1,130,596
CVC Capital Partners VII (A) L.P.	€2,316,481
EQT IX (No.1) EUR SCSp	€2,295,144
EQT VII (No.1) L.P.	€1,222,482
EQT VIII (No.1) SCSp	€2,508,065
Sixth Cinven Fund (No. 2) L.P.	€1,862,481
TPG Healthcare Partners, L.P.	$3,053,629
TPG Partners VI, L.P.	$3,380,765
TPG Partners VIII, L.P.	$7,942,305
Nautic Partners VI-A, L.P.	$685,242
SK Capital Partners III, L.P.	$1,354,429
Wind Point Partners VII-B, L.P.	$266,548
Insignia Capital Partners, L.P.	$1,033,565
Kinderhook Capital Fund IV, L.P.	$3,555,878
Kirk Beauty Co-Investment, L.P.	—
Ares EPIC Co-Investment Delaware Feeder, LP	$72,373
Ares EPIC Co-Invest II, LP	$161,166
EQT VIII CO-INVESTMENT (D) SCSP	—
Neptune Coinvestment, L.P.	$553,974
Bach Co-investment L.P.1	—
Mayfair Olympic Holdco Limited	—
TPG VII Renown Co-Invest II, LP	—
Carlyle Sabre Coinvestment, L.P.	—

On July 13th, the Limited Partner agreed to contribute to the Partnership an additional $10 million in an Amended and Restated Partnership Agreement. The Limited Partner has agreed to contribute an aggregate amount up to $45 million as a capital commitment to be paid in installments.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Partnership’s financials statements.

Constitution Capital Private MARKETS FUND, LLC

(A Delaware Limited Liability Company)

Financial Statements

August 5, 2022

CONSTITUTION CAPITAL PRIVATE markets FUND, LLC

(A Delaware Limited Liability Company)

August 5, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Shareholder of Constitution Capital Private Markets Fund, LLC

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Constitution Capital Private Markets Fund, LLC (the “Fund”) as of August 5, 2022, and the related statement of operations, including the related notes for the one day ended August 5, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 5, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Boston, Massachusetts
August 22, 2022

We have served as the Fund’s auditor since 2022.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

CONSTITUTION CAPITAL PRIVATE markets FUND, LLC

(A Delaware Limited Liability Company)

Statement of Assets and Liabilities

As of August 5, 2022

Assets
Cash	$100,000
Receivable from Investment Manager (See Note 2)	496,780
Deferred offering costs (See Note 2)	328,782
Total Assets	925,562

Liabilities
Payable to Investment Manager (See Note 2)	172,920
Payable for offering costs (See Note 2)	278,520
Payable for organizational costs (See Note 2)	374,122
Total Liabilities	825,562

Net Assets	$100,000

Components of Net assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$100,000

Net Assets	$100,000

Net Asset Value Per Share:
Class I:
Net assets applicable to shares outstanding	$100,000
Number of shares issued and outstanding	10,000
Net asset value per share	$10.00

See Notes to Financial Statements.

CONSTITUTION CAPITAL PRIVATE MARKETS FUND, LLC

(A Delaware Limited Liability Company)

Statement of Operations

One Day Ended August 5, 2022

Income	$—

Expenses
Organizational costs	496,780
Less: Reimbursement from the Investment Manager	(496,780)

Net Expenses	—
Net Income	—

Net Increase in Net Assets Resulting from Operations	$—

See Notes to Financial Statements.

CONSTITUTION CAPITAL PRIVATE MARKETS FUND, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements

1. Organization

Constitution Capital Private Markets Fund, LLC (the “Fund”) is a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”),and was organized as a Delaware Limited Liability Company on March 3, 2022. Constitution Capital PM, LP serves as the investment adviser (the “Investment Manager”) of the Fund. The Fund’s primary investment objective is to generate capital appreciation.

The Fund intends to offer three separate classes of shares of limited liability company interest (“Shares”) designated as Class A (“Class A Shares”), Class D (“Class D Shares”) and Class I (“Class I Shares”). The Fund has applied for and expects to receive an exemptive order from the Securities and Exchange Commission (“SEC”) with respect to the Fund’s multi-class structure. Class A and Class D Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. The Fund has been inactive since the date it was organized except for matters relating to the Fund’s establishment, designation, and the registration of 10,000 Class I Shares to the Investment Manager on August 5, 2022 for $100,000 at a net asset value (“NAV”) of $10.00 per share, which represents the Investment Manager’s seed investment.

Class A and Class D Shares of the Fund may be subject to other expenses including a front-end sales load (Class A Shares), distribution and/or service fees and an early repurchase fee. The Funds may in the future offer additional classes of Shares and/or another sales charge structure. The Fund’s Class I Shares will not be subject to other expenses such as distribution and/or service fees, but may be subject to an early repurchase fee.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of Board of Managers (“the Board”) and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $496,780 and $328,782, respectively. As of August 5, 2022, the Fund had outstanding, $278,520 and $374,122 of payables for offering and organizational costs respectively, which is shown in the accompanying Statement of Assets and Liabilities.

The Investment Manager has agreed to advance the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Fund’s expense

CONSTITUTION CAPITAL PRIVATE MARKETS FUND, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements

2. Accounting Policies (cont.)

limitation agreement discussed in Note 4. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 4, are accounted for as a deferred charge until Fund Shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

Related Party Transactions

Investment Manager is an affiliated entity to the Fund. As of August 5, 2022, “Receivable from Investment Manager” consists of amounts to be reimbursed by the Investment Manager to the Fund. “Payable to Investment Manager” comprised of $50,262 of offering and $122,658 of organizational costs, for a total of $172,920 that were paid by the Investment Manager on behalf of the Fund.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of August 5, 2022.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

3. Capital Stock

Class A Shares, Class D Shares and Class I Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The Fund intends to register a total of $1,000,000,000 in the initial offering and is authorized as a Delaware Limited Liability Company to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class A Shares by an investor in the Fund is $25,000, the minimum initial investment in Class D Shares by an investor in the Fund is $25,000 and the minimum initial investment in Class I Shares by an investor is $500,000. However, the Fund, in its sole discretion, may accept investments below these minimums. The Shares will initially be issued at $10.00 per Share and thereafter the purchase price for each class of Shares will be based on the NAV per Share of that Class as of the date such Shares are purchased.

Class A Shares will be subject to a sales charge of up to 3.50% while Class D and Class I Shares will not be subject to any initial sales charge. For some investors, the sales charge may be waived or reduced.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. The Investment Manager anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the

CONSTITUTION CAPITAL PRIVATE MARKETS FUND, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements

3. Capital Stock (cont.)

Fund’s net assets generally quarterly. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Manager as well as a variety of other operational, business and economic factors. As a result, if investors decide to invest in the Fund, they will have limited opportunity to sell their Shares.

4. Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager an investment management fee in consideration of the Advisory and other services provided by the Investment Manager to the Fund. The Fund pays the Investment Manager a monthly rate equal to 1.50%, on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. “Commitments” means a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund. “Net asset value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that, for purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

The Fund will also pay to the Adviser an incentive fee (the “Incentive Fee”) calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term “net profits” is the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund maintains a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

The Investment Manager has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, the Incentive Fee, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses) do not exceed 2.95%, 2.25%, and 2.50% of the average daily net assets of Class A Shares, Class I and Class D Shares, respectively, of the Fund on an annualized basis (the “Expense Limitation”). As of August 5, 2022, the Investment Manager has agreed to waive fees of $496,780, pursuant to the expense limitation agreement.

For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limitation in effect at the time of the waiver, and (b) the Expense Limitation in effect at the time of the recoupment. The Expense Limitation Agreement will have a term

CONSTITUTION CAPITAL PRIVATE MARKETS FUND, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements

4. Agreements (cont.)

ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Managers. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Investment Manager. The Investment Manager may also terminate this Agreement upon thirty days’ written notice to the Fund, but with the Board’s consent, and the Fund agrees to repay any amounts payable to the Investment Manager no later than thirty days. If the Agreement is terminated by the Fund, the Fund agrees to repay the Investment Manager, no later than three years from the date on which a waiver was made by the Investment Manager.

5. Other Agreements

Distribution and Services Agreement

The Fund has applied for exemptive relief from the SEC that will allow the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class A Shares and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to 0.70% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class A and Class D Shares, respectively (the “Distribution and Servicing Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee will be paid out of the Fund’s assets and therefore decreases the net profits or increases the net losses of the Fund. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares are not subject to the Distribution and Servicing Fee. Class A and Class D Shares will not pay a Distribution and Servicing Fee until the Fund has received the requested exemptive relief from the SEC. There is no assurance that the Fund will be granted the exemptive order.

Foreside Financial Services, LLC. (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of shares of the Fund.

Administration and Fund Accounting Agreement

The Fund has appointed UMB Fund Services, Inc. (UMB) as the Administrator and Fund Accountant of the Fund. Subject to the oversight of the Board and utilizing information provided by the Fund, Investment Manager, and the Fund’s agents, UMB will provide fund administration, fund accounting, and various other operational services, including tax administration, legal administration, and secretarial services. In consideration for these services, the Fund pays UMB a monthly administration fee (the “Administration Fee”) as agreed to in the Administration and Fund Accounting Agreement.

Transfer Agency Agreement

Subject to the terms of the Transfer Agency Agreement, UMB has also been appointed as the Transfer Agent of the Fund. As a Transfer Agent, UMB will accept purchase orders and repurchase requests with respect to the Shares of the Fund in accordance with the Fund’s Prospectus and act in its capacity as a dividend disbursing agent. It will also keep those records, in the form and manner, as outlined in the Transfer Agency Agreement. In consideration of these services, the Fund pays UMB a monthly transfer agent fee (the “Transfer Agent Fee”).

UMB is also reimbursed by the Fund for out-of-pocket expenses relating to all administrative, fund accounting, and transfer agency services provided to the Fund. Both the Administration Fee and the Transfer Agent fee, outlined in each respective agreements may change from time to time as may be agreed to by the Fund and UMB.

CONSTITUTION CAPITAL PRIVATE MARKETS FUND, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements

5. Other Agreements (cont.)

Custodian Agreement

UMB Bank n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and Limited Liability Company companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a monthly custodian fee.

6. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance.

There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Appendix B

The Constitution Capital Private Markets Fund, LLC

PRIVACY POLICY

The Constitution Capital Private Markets Fund, LLC (the “Fund”), hereby adopts the following privacy policy in order to safeguard the personal information of the Fund’s customers and consumers in accordance with Regulation S-P as promulgated by the Securities and Exchange Commission.

1)      The Fund is committed to protecting the confidentiality and security of the information it collects and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)      The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. It is anticipated that the Fund’s Treasurer and the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3)      The Fund will determine that the written policies and procedures of its affiliates and service providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections. The Fund will direct each of its service providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to all customer information of the Fund and to take all actions reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices, the disposal of consumer report information and the maintenance of appropriate and adequate records.

4)      The Fund may share customer information with affiliated and unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law without (i) providing an opt out right to customers or (ii) providing the required disclosure and contractual provision in the case of information sharing conducted pursuant to a marketing agreement. A determination that an entity is an affiliate for purposes of information sharing pursuant to Regulation S-P shall not be deemed to mean that such entity or its parent “controls” the Fund as defined pursuant to other laws, rules or regulations.

5)      The Fund requires its administrator to provide periodic reports to the Fund’s Board of Trustees outlining the privacy policies of the Fund’s service providers and the implementation of such policies. Each service provider is required to promptly report to the Fund’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

6)      The Fund will protect and handle internally any personal customer and consumer information it receives from third parties in the same manner as the personal customer and consumer information it collects and will only share such information with third parties as permitted by Regulation S-P.

Adopted: August 2022

B-1

Appendix C

CONSTITUTION CAPITAL PM, L.P.
(the “Firm”)

VOTING POLICIES AND PROCEDURES

Purpose and General Statement

The purpose of these voting policies and procedures is to set forth the principles and procedures by which the Firm votes or gives consents with respect to the securities owned by the registered investment companies advised by the Firm (collectively, the “Funds”) for which the Firm exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy. These policies and procedures have been designed to help ensure that Votes are voted in the best interests of the Funds in accordance with the Firm’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Firm’s authority with respect to the Votes is established by investment management agreements or comparable documents with the Funds. Each Fund may be subject to other proxy voting policies approved by its board of directors/trustees and filed with its registration statement. These voting policies and procedures are available to the Funds upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Policy

The Firm and its affiliates engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and providing investment advisory and other services. In the ordinary course of conducting the Firm’s activities, the interests of a Fund may conflict with the interests of the Firm, other Funds and/or the Firm’s affiliates and their clients. Any conflicts of interest relating to the voting of Votes, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Firm votes all Votes is to vote in the best interests of each Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account the relevant Fund’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. The Firm does not permit Voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of the Firm to vote or give consent on all matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, the Firm reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Firm’s Investment Committee or the relevant Firm’s investment professionals, the costs associated with voting such Vote outweigh the benefits to the relevant Funds or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Funds.

In connection with the voting of Votes, the Firm’s personnel may, in their discretion, meet with members of a company’s management and discuss matters of importance to the Funds and their economic interests.

Procedures

Conflicts of Interest

The Firm’s CCO has the responsibility to monitor Votes for any conflicts of interest, regardless of whether they are actual or perceived. All Voting decisions will require a mandatory conflicts of interest review by the CCO and/or Investment Committee in accordance with these policies and procedures, which will include consideration of whether the Firm or any investment professional or other person recommending how to vote and/or the Firm’s affiliates and their clients has an interest in how the Vote is voted that may present a conflict of interest. In addition, all Firm investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the relevant Funds. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest

C-1

regarding any particular Voting decision, he or she should contact the CCO. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting decision, he or she should contact the CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Funds.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Voting

All Firm personnel are responsible for promptly forwarding all proxy materials, consent or voting requests or notices or materials related thereto to the CCO. The CCO shall be responsible for ensuring that each Vote is voted in a timely manner and as otherwise required by the terms of such Vote.

All Voting decisions initially are referred to the Investment Committee for a voting decision. In most cases, the investment professionals will make the decision as to the appropriate vote for any particular Vote. In making such decision, the investment professionals may rely on any of the information and/or research available to them. If the investment professionals are making the Voting decision, the investment professionals will inform the CCO and/or Investment Committee of any such Voting decision, and if the CCO and/or Investment Committee does not object to such decision as a result of his or her (their) conflict of interest review, the Vote will be voted in such manner.

If the investment professionals and the CCO and/or Investment Committee are unable to arrive at an agreement as to how to vote, then the the Firm’s Managing Partners will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the economic value of the relevant Funds’ holdings.

Recordkeeping

The Firm’s Recordkeeping Policies and Procedures apply to Votes. Firm personnel should refer to the Recordkeeping Policies and Procedures for additional guidance and information.

Responsibility: CCO

Adopted: August 4, 2022

C-2

PART C: OTHER INFORMATION

Constitution Capital Private Markets Fund, LLC (the “Registrant”)

Item 25.     Financial Statements and Exhibits

(1)    Financial Statements:

Audited financial statements of the Fund as of August 22, 2022 and the audited financial statements of U/C Seed Partnership LP, for the period March 1, 2022 to June 30, 2022 are included as Appendix A to the Statement of Additional Information filed herewith.

(2)    Exhibits

(a)(1)	Limited Liability Company Agreement. — See Appendix A to the Prospectus filed herewith.
(a)(2)	Certificate of Formation.(2)
(b)	Not Applicable.
(c)	Not applicable.
(d)	Refer to Exhibit (a)(1).
(e)	Not applicable.
(f)	Not applicable.
(g)	Form of Investment Management Agreement.(1)
(h)	Form of Distribution Agreement(1)
(i)	Not applicable.
(j)	Custody Agreement.(1)
(k)(1)	Administration and Fund Accounting Agreement.(1)
(k)(2)	Transfer Agency Agreement
(k)(3)	Expense Limitation Agreement.(1)
(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP.(1)
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm.(1)
(o)	Not applicable
(p)	Form of Subscription Agreement.(1)
(q)	Not applicable
(r)(1)	Code of Ethics of Registrant.(1)
(r)(2)	Code of Ethics of Constitution Capital PM, LP.(1)
(s)	Calculation of Filing Fee Table.(1)
(t)	Powers of Attorney.(1)

____________

(1)      Filed herewith.

(2)      Filed on March 23, 2022 with Registrant’s Registration Statement on Form N-2 (File No. 811- 23787) and incorporated herein by reference.

Item 26.     Marketing Arrangements

Not applicable.

Item 27.     Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration Fees	$92,700
Legal Fees	$130,000
Printing Fees	$6,800
Blue Sky Filing Fees and Expenses	$54,281
Transfer Agent Fees	$170,840
Total	$454,621

Item 28.     Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 29.     Number of Holders of Securities

As of August 15, 2022.

Title of Class	Number of Shareholders
Class I Shares	1

Item 30.     Indemnification

Section 3.7 of of Article III of the Registrant’s Limited Liability Company Agreement states:

Section 3.7 Indemnification.

(a)     To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Shareholder prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

(b)    Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c)     Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction or appropriate arbitral body in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence in the conduct of such indemnitee’s office.

(d)    As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the action, suit, investigation or proceeding shall have been brought, that an indemnitee is liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence in the conduct of such indemnitee’s office.

(e)     In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Shareholder acting derivatively or otherwise on behalf of the Fund or its Shareholders).

(f)     An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(g)    The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h)    To the extent permitted by applicable law, the Adviser, the Distributor and the Administrator, and any other party serving as the investment adviser, the distributor or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investment Management Agreement, the Distribution Agreement, the Administration Agreement or any agreement between any such party and the Fund.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31.     Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Constitution Capital PM, LP (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-125940), and is incorporated herein by reference.

Item 32.     Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator (2) the Investment Adviser and/or (3) Registrant’s counsel. The address of each is as follows:

1.	UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
2.	Constitution Capital PM, LP 300 Brickstone Square, Ste. 1001 Andover, MA 01810
3.	Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996

Item 33.     Management Services

Not applicable.

Item 34.     Undertakings

1.	Not applicable.
2.	Not applicable.
3.	The Registrant undertakes:

(a)     to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)    to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (“Securities Act”);

(2)    to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)    that for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)     to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)    that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)    if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)    Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)    if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)     that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)    free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)    the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.      The Registrant undertakes:

(a)     for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)    for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.      Not applicable.

6.      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Andover in the State of Massachusetts on the 23rd day of August 2022.

Constitution Capital Private Markets Fund, LLC
By:	/s/ John J. Guinee
Name: John J. Guinee
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ John J. Guinee	President	August 23, 2022
John J. Guinee
/s/ YooMee Kim	Treasurer	August 23, 2022
YooMee Kim
* Daniel M. Cahill	Manager	August 23, 2022
Daniel M. Cahill
* Ronald F. Caparezzi	Manager	August 23, 2022
Ronald F. Caparezzi
* Richard Kracum	Manager	August 23, 2022
Richard Kracum
* J. Michael Fields	Manager	August 23, 2022
J. Michael Fields
* Kevin T. McMenimen	Manager	August 23, 2022
Kevin T. McMenimen
* Kristen M. Leopold	Manager	August 23, 2022
Kristen M. Leopold
*By:	/s/ John J. Guinnee
President
Attorney - In - Fact (pursuant to Power of Attorney)

Exhibit Index

(a)(1)	Limited Liability Company Agreement
(g)	Form of Investment Management Agreement
(h)	Form of Distribution Agreement
(j)	Custody Agreement
(k)(1)	Fund Administration and Accounting Agreement
(k)(2)	Transfer Agency Agreement
(k)(3)	Expense Limitation Agreement
(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP
(n)	Consent of Independent Registered Public Accounting Firm
(p)	Form of Subscription Agreement
(r)(1)	Code of Ethics of Registrant
(r)(2)	Code of Ethics of Constitution Capital PM, LP
(s)	Calculation of Filing Fee Table
(t)	Powers of Attorney